The latest report from your
Fund's management team

SEMIANNUAL REPORT

Global
Fund

APRIL 30, 2000



TRUSTEES
Dennis S. Aronowitz*
Stephen L. Brown
Richard P. Chapman, Jr.
William J. Cosgrove*
Leland O. Erdahl
Richard A. Farrell
Maureen R. Ford
Gail D. Fosler
William F. Glavin
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*
Richard S. Scipione
*Members of the Audit Committee

OFFICERS
Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman, President and Chief Executive Officer
Osbert M. Hood
Executive Vice President and Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN
State Street Bank & Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02199-7603

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUB-INVESTMENT ADVISER
Indocam International Investment Services
90 Boulevard Pasteur
Paris, France 75015

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803



CEO CORNER

[A 1" x 1" photo of Maureen R. Ford, Vice Chairman, President and
Chief Executive Officer, flush right next to second paragraph.]

DEAR FELLOW SHAREHOLDERS:

Over the last six months, New Economy technology stocks dominated the business-news headlines and the stock market's performance. Red-hot tech stocks pushed the NASDAQ Composite Index to the stratosphere, as investors single-mindedly pursued anything technology related. But after setting a new high on March 10 amid significantly heightened volatility, the tables started to turn rapidly. Concerns about Microsoft's antitrust ruling and out-of-sight valuation levels finally triggered waves of selling that sent the index down nearly 25% from its high by the end of April.

In this same period, fixed-income securities of all types, including bonds and preferred stocks, struggled as interest rates rose on fears that the roaring U.S. economy and the rebound of many others around the world would spark an inflation outbreak.

While the battle between old and new rages on, several things are clear:
More than ever, diversification and a long-term investment perspective are two of an investor's best allies. Since not all parts of your portfolio will perform equally well all the time, we believe it is important to allocate your assets among different types of investments and funds that target a variety of stock- and bond-market segments. This strategy, executed under the guidance of a seasoned investment professional, could provide you with a better chance of both realizing longer-term results and weathering the market's changing conditions.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, VICE CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER



BY MIREN ETCHEVERRY AND ROBERT UEK
FOR THE PORTFOLIO MANAGEMENT TEAM

[A 3" x 2" photo at bottom right side of page of John Hancock
Global Fund. Caption below reads "Fund management team members (l-r):
Didier Le Conte, Miren Etcheverry, Alessandra Gaudio and
Jean-Claude Kaltenbach."]

John Hancock Global Fund

Technology stocks dominate world financial markets

Stock markets around the world produced solid results over the last six months, with the "TMT" sectors -- technology, media and telecommunications -- the main drivers of performance. Even with the increasingly sharp volatility that culminated in tech stocks' plunge in March and April, TMT stocks around the globe still posted strong gains for the six-month period, as investors were riveted to so-called New Economy stocks.

The world's advances were not restricted to one region, although some parts of the world did better than others. As it became even clearer that economies everywhere were picking up steam, the emerging markets of Eastern Europe and Latin America benefited most, and turned in the strongest performances this period. With improved conditions, investors seeking higher growth appeared more confident that they could find it in these newly emerging countries.

By contrast, most Asian markets, with the exception of Hong Kong, were more lackluster, pausing after their significant rise last year. Furthermore, Japan's market faltered on concerns that the country's economy had fallen back into recession. European markets rallied as economic recovery continued there and stocks were attractively valued. But the ongoing decline in the year-old European currency, the euro, took away those gains for U.S.-dollar-based investors. Last, but hardly least, the U.S. stock market benefited from the predominance of technology companies whose surge early in the period cushioned their later fall and still helped lift the Standard & Poor's 500 Index by 7.18%. Taken as a whole, the world's financial markets, as measured by the Fund's benchmark MSCI All Country World Free Index, were up 7.93%.

"Stock
 markets
 around the
 world
 produced
 solid
 results..."

Fund performance

For the six months ended April 30, 2000, John Hancock Global Fund's Class A, Class B and Class C shares posted total returns of 3.13%, 2.69% and 2.69%, respectively, at net asset value. That compared with the 16.44% return of the average international fund in the same period, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Historical performance information can be found on pages six and seven.

[Pie chart at top left hand column with heading "Portfolio Diversification." The chart is divided into seven sections (from top to left): Latin America 1%, Canada 3%, Short-Term Investments & Other 3%, United Kingdom & Ireland 11%, Pacific Rim 22%, Continental Europe 27% and United States 33%. A note below the chart reads "As a percentage of net assets on April 30, 2000."]

"During the
 period, we
 increased our
 exposure to
 emerging
 markets."

U.S.: A weak link

The Fund's performance was modest compared to our peers because of both our significant underweight in the U.S. stock market -- approximately 10% less than our benchmark index -- and some disappointing stock picks there. When the period began last November, we believed that valuations in the U.S. market were high compared to Asia and elsewhere, so we kept our average U.S. weighting at 35% of the Fund's net assets and ended the period at 33%. We also missed the boat by being underweight in technology and telecom names, and by owning the ones that produced more modest results. That's because the sky-high, triple-digit performances came more from mid- and small-sized tech and telecom companies that had no history of stable earnings growth. We focused more on larger companies with stable earnings growth. Although some U.S. technology stocks served us very well, the U.S. also produced some of our biggest disappointments across sectors, including Microsoft, Johnson & Johnson, Procter & Gamble and Lucent Technologies.

[Table at bottom of left hand column entitled "Scorecard." The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers." The first listing is Nokia followed by an up arrow with the phrase "Dominant player in booming wireless communications market." The second listing is Nikko Securities followed by an up arrow with the phrase "Rebounding Japanese stock market boosts trading and earnings." The third listing is Microsoft followed by a down arrow with the phrase "Investors react to news of antitrust ruling and soft earnings." A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]

Tech and telecom make strong contributions

Since technology, media and telecom stocks were the dominant group, our holdings there were some of our biggest contributors to performance. These included Finland's Nokia, Germany's Mannesmann, Canada's Nortel Networks, Japan's Sony and the United States' Intel, Cisco Systems and EMC.

Japan, Europe still focus areas

We have increased our overweighting in Japan to 17% of the Fund's net assets because, despite short-term setbacks, the economic picture is showing signs of improving slowly but surely. We would rather see a gradual, tentative recovery in Japan than a sharp one, because it helps maintain the discipline needed to ensure that recovery and corporate reform actually happen in the long term. We also see real opportunity in the corporate restructurings that continue to take place there. Our focus remains on companies that stand to benefit from economic recovery, corporate restructuring and the worldwide telecommunications boom.

[Bar chart at top of left hand column with heading "Fund Performance." Under the heading is a note that reads "For the six months ended April 30, 2000." The chart is scaled in increments of 5% with 0% at the bottom and 20% at the top. The first bar represents the 3.13% total return for John Hancock Global Fund Class A. The second bar represents the 2.69% total return for John Hancock Global Fund Class B. The third bar represents the 2.69% total return for John Hancock Global Fund Class C. The fourth bar represents the 16.44 total return for Average global fund. A note below the chart reads "Total returns for John Hancock Global Fund are at net asset value with all distributions reinvested. The average global fund is tracked by Lipper, Inc. See the following two pages for historical performance information."]

To take advantage of the growing opportunity in Japan, we trimmed our stake in Western Europe to an underweighted 38% of net assets. After the Continent's strong run up last year, European stocks appear fully valued compared to Japan, especially in the technology and telecommunications areas. We continue to prefer countries in continental Europe to the U.K., where the outlook for earnings is less certain. The Continent is where most of the positive developments are occurring, including a more robust economic growth picture and corporate restructurings.

Expanding our emerging world stake

During the period, we increased our exposure to emerging markets. Valuations were attractive, the emerging economies continued to show strong signs of growth, and the world economic environment was more friendly. We have taken a diversified, low-risk approach, adding stocks across Eastern Europe, Asia and Latin America, with the biggest emphasis on Asia. In the last six months, we added to our emerging-market stake by establishing small positions in Turkey, Hungary, Greece, South Africa, Brazil, Chile, Argentina and Israel. Our investments for the most part were in the most liquid, blue-chip stocks of each country.

"...we are
 increasingly
 positive
 about Asia
 overall and
 Japan in
 particular..."

Going forward

The current macroeconomic environment of high growth with low inflation, combined with continued corporate restructurings, provides a positive backdrop for stock markets worldwide. Nevertheless, the determination of the Federal Reserve to slow down the U.S. economy leads us to be cautious about the U.S. stock market, despite increasingly attractive valuations. On the other hand, we are increasingly positive about Asia overall and Japan in particular, where the fundamentals and valuation levels are good. Corporate and economic reforms and the return to a more sustainable level of earnings growth, due to growth in domestic demand, will be the main forces behind performance of the Asian markets for the rest of the year.

As for the Fund, the addition on January 1 of a subadviser, Indocam International Investment Services, should bolster our investment capabilities, but will not alter our strategy. We will continue to own a diversified portfolio of stocks chosen through a combination of top-down country and sector allocation and bottom-up individual stock selection.

-------------------------------------------------------------------------

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Global Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include an up-front maximum applicable sales charge of 5%. Prior to August 1992, different sales charges were in effect for Class A shares and are not reflected in the performance data. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes an up-front sales charge of 1% and a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus for a discussion of the risks associated with international investing, including currency and political risks and differences in accounting standards and financial reporting, before you invest or send money.

CLASS A
For the period ended March 31, 2000
                                                                     SINCE
                                              ONE         FIVE     INCEPTION
                                             YEAR        YEARS      (1/3/92)
                                            ------      -------     --------
Cumulative Total Returns                    13.94%       85.35%      136.70%
Average Annual Total Returns                13.94%       13.14%       11.02%

CLASS B
For the period ended March 31, 2000
                                              ONE         FIVE          TEN
                                             YEAR        YEARS        YEARS
                                            ------      -------     --------
Cumulative Total Returns                    14.15%       86.61%      155.07%
Average Annual Total Returns                14.15%       13.29%        9.82%

CLASS C
For the period ended March 31, 2000
                                                         SINCE
                                              ONE      INCEPTION
                                             YEAR       (3/1/99)
                                            ------      -------
Cumulative Total Returns                    16.93%       22.81%
Average Annual Total Returns                16.93%       20.91%



WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Global Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Morgan Stanley (MSCI) All Country World Free Index -- an unmanaged index used to measure the performance of both developed and emerging non-U.S. stock markets. The index represents stocks that are freely traded on equity exchanges around the world. It is not possible to invest in an index. Past performance is not indicative of future results.

Line chart with the heading John Hancock Global Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the MSCI All Country World Free Index and is equal to $29,194 as of April 30, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Global Fund on January 3, 1992, before sales charge, and is equal to $22,937 as of April 30, 2000. The third line represents the same investment made in the John Hancock Global Fund, after sales charge, and is equal to $21,790 as of April 30, 2000.

Line chart with the heading John Hancock Global Fund Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the MSCI All Country World Free Index and is equal to $31,387 as of April 30, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Global Fund on October 31, 1989, before sales charge, and is equal to $23,044 as of April 30, 2000.

Line chart with the heading John Hancock Global Fund Class C, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the MSCI All Country World Free Index and is equal to $12,318 as of April 30, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Global Fund on March 1, 1999, before sales charge, and is equal to $11,400 as of April 30, 2000. The third line represents the same investment made in the John Hancock Global Fund, after sales charge, and is equal to $11,286 as of April 30, 2000.

*No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

John Hancock Funds -- Global Fund


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on April 30, 2000. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
April 30, 2000 (Unaudited)
--------------------------------------------------------------
Assets:
Investments at value -- Note C:
Common stocks, units and warrants
(cost -- $152,215,652)                            $177,264,112
Preferred stocks (cost -- $553,977)                    598,457
Short-term investments
(cost -- $10,776,217) -- Note A                     10,776,217
                                             -----------------
                                                   188,638,786
Cash                                                       725
Foreign currency, at value
(cost -- $1,340,236)                                 1,341,558
Receivable for investments sold                      3,166,623
Receivable for forward foreign currency
exchange contracts sold -- Note A                       24,884
Receivable for shares sold                           2,207,059
Dividends receivable                                   265,871
Foreign tax receivable                                  65,001
Interest receivable                                        182
Other assets                                             9,169
                                             -----------------
Total Assets                                       195,719,858
--------------------------------------------------------------

Liabilities:
Payable for investments purchased                    3,376,321
Payable for forward foreign currency
exchange contracts purchased -- Note A                  71,416
Payable for shares repurchased                         389,778
Payable upon return of securities on
loan -- Note A                                      10,395,217
Payable to John Hancock Advisers, Inc.
and affiliates -- Note B                               196,959
Accounts payable and accrued expenses                   74,661
                                             -----------------
Total Liabilities                                   14,504,352
--------------------------------------------------------------

Net Assets:
Capital paid-in                                    148,976,571
Accumulated net realized gain on
investments and foreign currency
transactions                                         8,836,362
Net unrealized appreciation of
investments and foreign currency
transactions                                        25,086,058
Accumulated net investment loss                     (1,683,485)
                                             -----------------
Net Assets                                        $181,215,506
==============================================================
Net Asset Value Per Share:
(Based on net asset values
and shares of beneficial
interest outstanding
-- unlimited number of shares
authorized with no par value)
Class A -- $128,689,834/8,519,516                       $15.11
==============================================================
Class B -- $50,838,300/3,609,713                        $14.08
==============================================================
Class C -- $1,687,372/119,802 -- Note A                 $14.08
==============================================================
Maximum Offering Price Per Share*
Class A -- ($15.11 / 0.95)                              $15.91
==============================================================
* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements.





The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended April 30, 2000 (Unaudited)
--------------------------------------------------------------
Investment Income:
Dividends (net of foreign withholding
taxes of $66,267)                                     $794,091
Interest (including income on
securities loaned of $20,955)                          171,663
                                             -----------------
                                                       965,754
                                             -----------------
Expenses:
Investment management fee -- Note B                    800,551
Distribution and service fee -- Note B
Class A                                                197,411
Class B                                                277,049
Class C                                                  3,445
Transfer agent fee -- Note B                           311,946
Custodian fee                                          140,410
Interest expense -- Note A                              40,266
Registration and filing fees                            36,922
Auditing fee                                            17,902
Accounting and legal services fee --
Note B                                                  17,780
Printing                                                16,200
Trustees' fees                                           5,062
Miscellaneous                                            3,641
Legal fees                                               2,517
                                             -----------------
Total Expenses                                       1,871,102
--------------------------------------------------------------
Net Investment Loss                                   (905,348)
--------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions:
Net realized gain on investments sold               10,461,773
Net realized loss on foreign currency
transactions                                        (1,159,393)
Change in net unrealized
appreciation/depreciation of
investments                                            466,275
Change in net unrealized
appreciation/depreciation of foreign
currency transactions                                    7,435
                                             -----------------
Net Realized and Unrealized Gain on
Investments and Foreign Currency
Transactions                                         9,776,090
--------------------------------------------------------------
Net Increase in Net Assets Resulting
from Operations                                     $8,870,742
==============================================================

See notes to financial statements.





The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, if any, and any increase or decrease in money shareholders invested in the Fund.
The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------
                                                                                     SIX MONTHS ENDED
                                                                       YEAR ENDED     APRIL 30, 2000
                                                                    OCTOBER 31, 1999    (UNAUDITED)
                                                                    ----------------  --------------

Increase (Decrease) in Net Assets:
From Operations:
Net investment loss                                                        ($730,924)      ($905,348)
Net realized gain on investments
sold and foreign currency
transactions                                                              23,950,301       9,302,380
Change in net unrealized
appreciation/depreciation of
investments and foreign currency
transactions                                                              12,230,760         473,710
                                                                        ------------    ------------
Net Increase in Net Assets
Resulting from Operations                                                 35,450,137       8,870,742
                                                                        ------------    ------------
Distributions to Shareholders:
Distributions from net realized gain on investments sold and foreign currency transactions
Class A -- ($0.8634 and $0.6074 per share, respectively)                  (7,257,489)     (5,012,505)
Class B -- ($0.8634 and $0.6074 per share, respectively)                  (3,737,875)     (2,320,803)
Class C** -- (none and $0.6074 per share, respectively)                           --         (12,128)
                                                                        ------------    ------------
Total Distributions to
Shareholders                                                             (10,995,364)     (7,345,436)
                                                                        ------------    ------------
From Fund Share Transactions -- Net:*                                    (18,391,630)     (2,377,440)
                                                                        ------------    ------------
Net Assets:
Beginning of period                                                      176,004,497     182,067,640
                                                                        ------------    ------------
End of period (including
accumulated net investment loss
of $778,137 and $1,683,485,
respectively)                                                           $182,067,640    $181,215,506
                                                                        ============    ============



Statement of Changes in Net Assets (continued)
--------------------------------------------------------------------------------------------------------
* Analysis of Fund Share Transactions:
                                                                                   SIX MONTHS ENDED
                                                         YEAR ENDED                 APRIL 30, 2000
                                                      OCTOBER 31, 1999                (UNAUDITED)
                                                 --------------------------   --------------------------
                                                    SHARES        AMOUNT         SHARES       AMOUNT
                                                 -----------   ------------   -----------   ------------
CLASS A
Shares sold                                       49,592,367   $704,807,728    26,898,459   $423,292,060
Shares issued to shareholders in
reinvestment of distributions                        537,813      6,888,024       314,905      4,761,379
                                                 -----------   ------------   -----------   ------------
                                                  50,130,180    711,695,752    27,213,364    428,053,439
Less shares repurchased                          (50,696,112)  (722,561,306)  (27,099,617)  (429,621,176)
                                                 -----------   ------------   -----------   ------------
Net increase (decrease)                             (565,932)  ($10,865,554)      113,747    ($1,567,737)
                                                 ===========   ============   ===========   ============
CLASS B
Shares sold                                        1,375,760    $18,393,897     1,125,595    $16,583,377
Shares issued to shareholders in
reinvestment of distributions                        261,882      3,166,671       143,631      2,032,432
                                                 -----------   ------------   -----------   ------------
                                                   1,637,642     21,560,568     1,269,226     18,615,809
Less shares repurchased                           (2,206,518)   (29,287,957)   (1,420,388)   (20,918,382)
                                                 -----------   ------------   -----------   ------------
Net decrease                                        (568,876)   ($7,727,389)     (151,162)   ($2,302,573)
                                                 ===========   ============   ===========   ============
CLASS C **
Shares sold                                           16,835       $228,716       526,854     $7,753,805
Shares issued to shareholders in
reinvestment of distributions                             --             --           891         12,636
                                                 -----------   ------------   -----------   ------------
                                                      16,835        228,716       527,745      7,766,441
Less shares repurchased                               (2,005)       (27,403)     (422,773)    (6,273,571)
                                                 -----------   ------------   -----------   ------------
Net increase                                          14,830       $201,313       104,972     $1,492,870
                                                 ===========   ============   ===========   ============

** Class C shares commenced operations on March 1, 1999.

See notes to financial statements.





Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------------------------------------------------------

                                                                              YEAR ENDED OCTOBER 31,              SIX MONTHS ENDED
                                                        --------------------------------------------------------   APRIL 30, 2000
                                                          1995        1996        1997        1998        1999      (UNAUDITED)
                                                        --------    --------    --------    --------    --------    -----------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of Period                      $14.16      $12.67      $12.97      $12.94      $13.46       $15.24
                                                        --------    --------    --------    --------    --------     --------
Net Investment Loss(1)                                     (0.03)      (0.02)      (0.05)      (0.05)      (0.03)       (0.06)
Net Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency Transactions              (0.13)       1.20        1.21        1.53        2.67         0.54
                                                        --------    --------    --------    --------    --------     --------
Total from Investment Operations                           (0.16)       1.18        1.16        1.48        2.64         0.48
                                                        --------    --------    --------    --------    --------     --------
Less Distributions:
Distributions from Net Realized Gain on
Investments Sold and Foreign Currency Transactions         (1.33)      (0.88)      (1.19)      (0.96)      (0.86)       (0.61)
                                                        --------    --------    --------    --------    --------     --------
Net Asset Value, End of Period                            $12.67      $12.97      $12.94      $13.46      $15.24       $15.11
                                                        ========    ========    ========    ========    ========     ========
Total Investment Return at Net Asset Value(2)             (0.37%)      9.87%       9.36%      11.88%      20.90%        3.13%(4)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                 $93,597     $94,746     $92,127    $120,775    $128,081     $128,690
Ratio of Expenses to Average Net Assets                    1.87%       1.88%       1.81%(3)    1.82%(3)    1.75%(3)     1.74%(3,5)
Ratio of Net Investment Loss to Average Net Assets        (0.23%)     (0.19%)     (0.36%)     (0.33%)     (0.23%)      (0.75%)(5)
Portfolio Turnover Rate                                      60%         98%         81%        160%        176%          94%

CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of Period                      $13.93      $12.36      $12.54      $12.39      $12.76       $14.30
                                                        --------    --------    --------    --------    --------     --------
Net Investment Loss(1)                                     (0.11)      (0.10)      (0.14)      (0.13)      (0.11)       (0.11)
Net Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency Transactions              (0.13)       1.16        1.18        1.46        2.51         0.50
                                                        --------    --------    --------    --------    --------     --------
Total from Investment Operations                           (0.24)       1.06        1.04        1.33        2.40         0.39
                                                        --------    --------    --------    --------    --------     --------
Less Distributions:
Distributions from Net Realized Gain on
Investments Sold and Foreign Currency Transactions         (1.33)      (0.88)      (1.19)      (0.96)      (0.86)       (0.61)
                                                        --------    --------    --------    --------    --------     --------
Net Asset Value, End of Period                            $12.36      $12.54      $12.39      $12.76      $14.30       $14.08
                                                        ========    ========    ========    ========    ========     ========
Total Investment Return at Net Asset Value(2)             (1.01%)      9.10%       8.67%      11.15%      20.12%        2.69%(4)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                 $24,570     $27,599     $28,007     $55,229     $53,774      $50,838
Ratio of Expenses to Average Net Assets                    2.57%       2.54%       2.49%(3)    2.46%(3)    2.34%(3)     2.44%(3,5)
Ratio of Net Investment Loss to Average Net Assets        (0.89%)     (0.83%)     (1.04%)     (0.97%)     (0.82%)      (1.46%)(5)
Portfolio Turnover Rate                                      60%         98%         81%        160%        176%          94%


Financial Highlights (continued)
-----------------------------------------------------------------------------------------
                                                       PERIOD FROM
                                                      MARCH 1, 1999
                                                    (COMMENCEMENT OF     SIX MONTHS ENDED
                                                     OPERATIONS) TO       APRIL 30, 2000
                                                    OCTOBER 31, 1999        (UNAUDITED)
                                                    ----------------     ----------------
CLASS C
Per Share Operating Performance
Net Asset Value, Beginning of Period                      $12.88               $14.30
                                                        --------             --------
Net Investment Loss(1)                                     (0.10)               (0.11)
Net Realized and Unrealized Gain on
Investments and Foreign Currency Transactions               1.52                 0.50
                                                        --------             --------
Total from Investment Operations                            1.42                 0.39
                                                        --------             --------
Less Distributions:
Distributions from Net Realized Gain on
Investments Sold and Foreign Currency
Transactions                                                  --                (0.61)
                                                        --------             --------
Net Asset Value, End of Period                            $14.30               $14.08
                                                        ========             ========
Total Investment Return at Net Asset Value(2)             11.02%(4)             2.69%(4)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                    $212               $1,687
Ratio of Expenses to Average Net Assets                    2.45%(3,5)           2.44%(3,5)
Ratio of Net Investment Loss to Average Net Assets        (1.01%)(5)           (1.45%)(5)
Portfolio Turnover Rate                                     176%(4)               94%

(1) Based on the average of the shares outstanding at the end of each month.

(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(3) Expense ratios do not include interest expense due to bank loans, which amounted to less than 0.01% for the years ended October 31, 1997 and 1998, 0.03% for the year ended October 31, 1999 and 0.04% for the period ended April 30, 2000.

(4) Not annualized.

(5) Annualized.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment loss, gains
(losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.





Schedule of Investments
April 30, 2000 (Unaudited)
------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Global Fund on April 30, 2000. It's divided into  five main categories: common stocks, units, warrants, preferred stocks and short-term investments. Common stocks, units, warrants and preferred stocks are further broken down by country. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        NUMBER OF        MARKET
ISSUER, DESCRIPTION                                                      SHARES           VALUE
-------------------                                                    ----------     ------------
COMMON STOCKS
Argentina (0.04%)
PC Holdings SA* (Diversified Operations)                                   50,000          $76,052
                                                                                      ------------
Australia (0.44%)
Davnet Ltd. (Telecommunications)                                           39,390           56,359
Gradipore Ltd.* (Medical)                                                   7,740           26,669
Publishing & Broadcasting Ltd. (Media)                                     28,956          224,907
Telstra Corp. Ltd. (Telecommunications)                                    42,214          180,953
Westpac Banking Corp. Ltd.  (Banks -- Foreign)                             30,000          191,494
WMC Ltd. (Metal)                                                           28,984          120,349
                                                                                      ------------
                                                                                           800,731
                                                                                      ------------
Belgium (0.00%)
Fortis (B)* (Insurance)                                                     8,190               74
                                                                                      ------------
Brazil (0.36%)
Companhia Brasileira de Distribuicao  Grupo Pao
de Acucar, American  Depositary Receipts (ADR)
(Retail)                                                                    5,800          165,300
Companhia Paranaense de Energia-Copel  (ADR)
(Utilities)                                                                15,000          110,625
Tele Norte Leste Participacoes SA (ADR)
(Telecommunications)                                                          292            5,201
Telecomunicacoes Brasileiras SA (ADR)
(Telecommunications)                                                        2,500          295,469
Uniao de Bancos Brasileiros SA, Global
Depositary Receipts (GDR) (Finance)                                         3,200           79,800
                                                                                      ------------
                                                                                           656,395
                                                                                      ------------
Canada (2.78%)
Bombardier, Inc.  (Diversified Operations)                                 92,689        2,491,068
Nortel Networks Corp.  (Telecommunications)                                14,977       $1,692,991
Suncor Energy, Inc. (Oil & Gas)                                            20,050          856,346
                                                                                      ------------
                                                                                         5,040,405
                                                                                      ------------
Chile (0.06%)
Empresa Nacional de Electricidad SA  (ADR)
(Utilities)                                                                10,000          115,000
                                                                                      ------------
China (0.03%)
Shandong International Power  Development Co.
Ltd. (Utilities)                                                          560,000           56,797
                                                                                      ------------
Finland (2.12%)
Nokia Oyj (Telecommunications)                                             52,757        3,026,364
Nordic Baltic Holding AB  (Banks -- Foreign)                               48,628          307,686
Sonera Oyj (Telecommunications)                                             4,000          220,002
Tietoenator Oyj (Computers)                                                 6,000          289,094
                                                                                      ------------
                                                                                         3,843,146
                                                                                      ------------
France (8.23%)
Accor SA (Leisure)                                                         13,000          482,778
Alcatel SA (Telecommunications)                                             5,643        1,308,163
Banque Nationale de Paris  (Banks -- Foreign)                               4,800          387,931
Bouygues SA (Building)                                                        785          500,978
Bouygues SA (New Shares)* (Building)                                           66           42,180
Cap Gemini SA (Computers)                                                   2,500          490,914
Carrefour SA (Retail)                                                      10,940          712,102
Credit Lyonnais SA (Banks -- Foreign)                                      20,500          798,576
Dassault Systemes SA (Computers)                                           10,147          780,404
France Telecom SA  (Telecommunications)                                     7,513        1,162,478
Lagardere SCA (Diversified Operations)                                      5,600          379,277
L'Oreal SA (Cosmetics & Personal Care)                                        315          213,629
Pinault-Printemps-Redoute SA (Retail)                                       3,435          692,940
PSA Peugeot Citroen SA  (Automobile/Trucks)                                 3,099          641,218
Schneider Electric SA (Machinery)                                           6,720          439,859
Sodexho Alliance SA (Business Services -- Misc.)                            3,109          465,789
STMicroelectronics NV (Electronics)                                         4,200          801,444
Suez Lyonnaise des Eaux SA  (Diversified
Operations)                                                                 4,526         $709,766
Television Francaise 1 SA (Media)                                             575          393,618
Total Fina SA (Oil & Gas)                                                  12,000        1,820,745
Valeo SA (Automobile/Trucks)                                               12,610          699,289
Vivendi SA (Diversified Operations)                                        10,000          989,101
                                                                                      ------------
                                                                                        14,913,179
                                                                                      ------------
Germany (2.47%)
Allianz AG (Insurance)                                                      2,769        1,065,572
Bayerische Motoren Werke AG  (Automobile/Trucks)                               11              296
Deutsche Telekom AG  (Telecommunications)                                  15,916        1,032,959
Dresdner Bank AG (Banks -- Foreign)                                        13,000          535,487
SAP AG (Computers)                                                          1,696          795,586
Siemens AG (Diversified Operations)                                         7,080        1,049,138
                                                                                      ------------
                                                                                         4,479,038
                                                                                      ------------
Greece (0.17%)
Alpha Credit Bank SA (Banks -- Foreign)                                     1,700           93,630
Hellenic Telecommunications Organization  SA
(ADR) (Telecommunications)                                                 10,000          116,875
STET Hellas Telecommunications SA  (ADR)*
(Telecommunications)                                                        4,300           98,363
                                                                                      ------------
                                                                                           308,868
                                                                                      ------------
Hong Kong (1.90%)
ASM Pacific Technology Ltd.  (Electronics)                                 68,000          240,949
Cable & Wireless HKT Ltd.  (Telecommunications)                           110,969          262,136
Cheung Kong Holdings Ltd.  (Real Estate
Operations)                                                                56,000          668,618
Citic Pacific Ltd. (Diversified Operations)                                32,000          147,075
Dah Sing Financial Group (Finance)                                         44,800          175,422
e-New Media Co. Ltd.* (Diversified Operations)                            248,000           39,799
Guoco Group Ltd. (Finance)                                                 48,000          111,847
Hongkong Electric Holdings Ltd.  (Utilities)                               16,000           50,018
Hongkong Land Holdings Ltd.  (Real Estate
Operations)                                                                40,000           60,800
HSBC Holdings Plc (Banks -- Foreign)                                       28,000          313,639
Hutchison Whampoa Ltd.  (Diversified Operations)                           30,000          435,218
JCG Holdings Ltd. (Finance)                                               361,000          187,702
Legend Holdings Ltd. (Computers)                                           86,000           99,368
Li & Fung Ltd.  (Business Services -- Misc.)                               20,000          $78,057
Next Media Ltd.* (Printing -- Commercial)                                 690,000          137,306
QPL International Holdings Ltd.*  (Electronics)                           145,000          204,771
Swire Pacific Ltd.  (Diversified Operations)                               18,500          104,504
Yuxing Infotech Holdings Ltd.* (Computers)                                146,000          121,835
                                                                                      ------------
                                                                                         3,439,064
                                                                                      ------------
Hungary (0.06%)
Magyar Tavkozlesi Rt  (Telecommunications)                                 14,900          102,065
                                                                                      ------------
Indonesia (0.11%)
PT Gudang Garam (Tobacco)                                                  64,000          101,266
PT Telekomunikasi Indonesia  (Telecommunications)                         243,000          106,120
                                                                                      ------------
                                                                                           207,386
                                                                                      ------------
Ireland (0.32%)
CRH Plc (Building)                                                         36,503          585,049
                                                                                      ------------
Israel (0.05%)
Partner Communications Co. Ltd. (ADR)*
(Telecommunications)                                                        9,100           97,256
                                                                                      ------------
Italy (3.56%)
ACEA SpA (Utilities)                                                       20,850          339,290
Assicurazioni Generali SpA (Insurance)                                     27,175          773,260
Banca Intesa SpA (Banks -- Foreign)                                       192,847          710,035
Eni SpA (Oil & Gas)                                                        67,000          333,176
Gruppo Editoriale L'Espresso SpA  (Media)                                  35,650          502,346
Riunione Adriatica di Sicurta SpA  (Insurance)                             74,512          761,385
San Paolo-IMI SpA (Banks -- Foreign)                                       33,000          462,005
Seat Pagine Gialle SpA (Media)                                             64,700          284,095
Telecom Italia Mobile SpA  (Telecommunications)                           100,000          954,555
Telecom Italia SpA (Telecommunications)                                    95,058        1,329,097
                                                                                      ------------
                                                                                         6,449,244
                                                                                      ------------
Japan (17.29%)
Bank of Tokyo-Mitsubishi, Ltd.  (Banks --
Foreign)                                                                   64,000          825,959
Daiwa House Industry Co., Ltd. (Building)                                  33,000          219,969
Fanuc Ltd. (Electronics)                                                   17,000       $1,781,604
Fuji Heavy Industries Ltd.  (Automobile/Trucks)                            68,000          519,372
Fujitsu Ltd. (Computers)                                                   54,000        1,529,788
Fujitsu Systems Construction Ltd.
(Engineering/R&D Services)                                                 52,000          539,184
Ito-Yokado Co., Ltd. (Retail)                                              11,000          803,500
Japan Business Computer Co., Ltd.  (Computers)                              6,000          279,961
Marubeni Corp. (Diversified Operations)                                   214,000          620,118
Murata Manufacturing Co., Ltd.  (Electronics)                               9,000        1,749,757
NEC Corp. (Electronics)                                                    71,000        1,932,509
Nihon Unisys, Ltd. (Computers)                                             12,000          278,850
Nikko Securities Co., Ltd. (The)  (Broker
Services)                                                                 220,000        2,596,862
Nintendo Co., Ltd. (Leisure)                                                3,600          599,917
Nippon Telegraph & Telephone Corp.
(Telecommunications)                                                          132        1,637,550
Nomura Securities Co., Ltd.  (Broker Services)                             21,000          528,815
NTT Mobile Communication Network, Inc.
(Telecommunications)                                                           65        2,172,383
Orix Corp. (Leasing Companies)                                              8,520        1,216,298
Sakura Bank, Ltd. (The)  (Banks -- Foreign)                               183,000        1,284,211
Sekisui House, Ltd. (Building)                                             50,000          458,270
Seven-Eleven Japan Co., Ltd. (Retail)                                      10,000        1,231,310
Softbank Corp. (Computers)                                                    800          197,010
Softbank Corp. (New Shares)*  (Computers)                                   1,600          395,501
Sony Corp. (Electronics)                                                   21,300        2,447,188
Sony Corp. (New Shares)* (Electronics)                                     22,400        2,592,233
Takeda Chemical Industries, Ltd.  (Medical)                                31,000        2,040,550
Toyota Motor Corp.  (Automobile/Trucks)                                    17,000          845,160
                                                                                      ------------
                                                                                        31,323,829
                                                                                      ------------
Mexico (0.28%)
Grupo Financiero Bancomer SA de CV*  (Finance)                            575,000          256,642
Telefonos de Mexico SA (ADR)
(Telecommunications)                                                        4,350          255,834
                                                                                      ------------
                                                                                           512,476
                                                                                      ------------
Netherlands (3.70%)
Aegon NV (Insurance)                                                        9,055         $650,732
Akzo Nobel NV (Chemicals)                                                  10,000          409,368
ASM Lithography Holding NV* (Computers)                                    15,253          596,260
Equant NV* (Computers)                                                      4,172          322,954
Fortis (NL) NV (Insurance)                                                 12,000          301,748
Koninklijke Numico NV (Food)                                               11,864          441,130
Royal Dutch Petroleum Co. (Oil & Gas)                                      28,143        1,622,076
Royal Philips Electronics NV  (Electronics)                                25,352        1,130,941
United Pan-Europe Communications NV*  (Media)                              10,000          363,913
VNU NV (Media)                                                              8,340          446,194
Wolters Kluwer NV (Media)                                                  17,649          416,521
                                                                                      ------------
                                                                                         6,701,837
                                                                                      ------------
Norway (0.27%)
Tomra Systems ASA (Machinery)                                              24,076          497,188
                                                                                      ------------
Philippine Islands (0.02%)
Manila Electric Co. (Utilities)                                            25,000           44,810
                                                                                      ------------
Portugal (0.23%)
PT Multimedia Servicos SGPS SA*
(Telecommunications)                                                        6,000          418,641
                                                                                      ------------
Russia (0.16%)
OAO Gazprom (ADR) (Oil & Gas)                                              14,500           94,975
OAO Lukoil Holding (ADR) (Oil & Gas)                                        3,100          186,868
                                                                                      ------------
                                                                                           281,843
                                                                                      ------------
Singapore (0.75%)
Chartered Semiconductor Manufacturing  Ltd.*
(Electronics)                                                              13,000          111,984
DBS Group Holdings Ltd.  (Banks -- Foreign)                                17,000          234,105
Flextech Holdings Ltd. (Electronics)                                      118,000          100,264
MediaRing.com Ltd.*  (Telecommunications)                                  55,000           23,850
NatSteel Electronics Ltd. (Electronics)                                    16,000           91,884
NatSteel Ltd. (Steel)                                                      24,000           58,787
Overseas-Chinese Banking Corp. Ltd.  (Banks --
Foreign)                                                                    8,000           54,849
Overseas Union Bank Ltd.  (Banks -- Foreign)                               15,000           68,561
Pacific Century Regional Developments  Ltd.*
(Real Estate Operations)                                                   26,000          216,349
Singapore Technologies Engineering Ltd.
(Engineering/R&D Services)                                                230,000          323,469
Singapore Telecommunications, Ltd.
(Telecommunications)                                                       54,000          $77,844
                                                                                      ------------
                                                                                         1,361,946
                                                                                      ------------
South Africa (0.36%)
ABSA Group Ltd. (Banks -- Foreign)                                         78,500          277,856
Comparex Holdings Ltd. (Computers)                                         92,000          137,718
DataTec Ltd.* (Computers)                                                  10,100           73,436
Rembrandt Group Ltd.  (Diversified Operations)                             20,500          159,030
                                                                                      ------------
                                                                                           648,040
                                                                                      ------------
South Korea (0.88%)
Hanaro Telecom, Inc. (ADR)*  (Telecommunications)                           6,900           54,338
Kookmin Bank (Banks -- Foreign)                                             4,304           46,540
Korea Telecom Corp.  (Telecommunications)                                   2,330          159,148
LG Chemical Ltd. (Chemicals)                                                5,260          120,865
Pohang Iron & Steel Co. Ltd. (Steel)                                        2,195          171,684
Samsung Electronics Co. (Electronics)                                       3,130          846,137
Shinhan Bank (Banks -- Foreign)                                             8,650           83,012
SK Corp. (Oil & Gas)                                                        5,740          108,360
                                                                                      ------------
                                                                                         1,590,084
                                                                                      ------------
Spain (2.75%)
Amadeus Global Travel Distribution SA*
(Transport)                                                                61,560          761,113
Banco Bilbao Vizcaya Argentaria SA  (Banks --
Foreign)                                                                   92,409        1,260,135
Banco Santander Central Hispano SA  (Banks --
Foreign)                                                                   86,526          902,239
Endesa SA (Utilities)                                                      16,000          349,094
NH Holeles SA* (Real Estate Operations)                                    29,075          326,436
Telefonica SA* (Telecommunications)                                        61,989        1,379,551
                                                                                      ------------
                                                                                         4,978,568
                                                                                      ------------
Sweden (1.78%)
Ericsson (LM) Telefonaktiebolaget
(Telecommunications)                                                       24,264        2,156,860
Skandia Forsakrings AB (Insurance)                                         22,446        1,073,983
                                                                                      ------------
                                                                                         3,230,843
                                                                                      ------------
Switzerland (1.56%)
Adecco SA (Business Services -- Misc.)                                      1,190          976,400
Novartis AG (Medical)                                                         693          968,042
Roche Holding AG (Medical)                                                     84          877,238
                                                                                      ------------
                                                                                         2,821,680
                                                                                      ------------
Taiwan (0.68%)
Advanced Semiconductor Engineering,  Inc. (GDR)*
(Electronics) (R)                                                           4,400          $77,000
Asustek Computer, Inc. (GDR)* (Computers) (R)                               9,410          121,389
China Steel Corp. (ADR)* (Steel) (R)                                        8,400          116,550
Taiwan Semiconductor Manufacturing Co.,  Ltd.*
(Electronics)                                                             142,000          914,332
                                                                                      ------------
                                                                                         1,229,271
                                                                                      ------------
Thailand (0.17%)
BEC World Pcl (Media)                                                      14,700           94,228
Golden Land Property Development Pcl*  (Real
Estate Operations)                                                        520,000          112,019
PTT Exploration & Production Pcl  (Oil & Gas)                              18,200           92,279
                                                                                      ------------
                                                                                           298,526
                                                                                      ------------
Turkey (0.19%)
Dogan Yayin Holding AS*  (Diversified Operations)                       3,600,000           86,844
Vestel Elektronik Sanayi ve Ticaret AS*
(Household)                                                               230,000           86,517
Yapi ve Kredi Bankasi AS  (Banks -- Foreign)                            5,200,000          165,838
                                                                                      ------------
                                                                                           339,199
                                                                                      ------------
United Kingdom (10.85%)
ARM Holdings Plc* (Electronics)                                            25,000          253,005
Baltimore Technologies Plc*  (Computers)                                    2,500          252,304
Barclays Plc (Banks -- Foreign)                                            42,111        1,077,229
BP Amoco Plc (Oil & Gas)                                                  304,457        2,628,466
British Telecommunications Plc
(Telecommunications)                                                       68,100        1,219,326
Cable & Wireless Plc  (Telecommunications)                                 36,216          601,080
Capita Group Plc  (Business Services -- Misc.)                             24,108          619,327
Centrica Plc (Utilities)                                                  206,724          740,276
CMG Plc (Computers)                                                         7,700          493,505
COLT Telecom Group Plc*  (Telecommunications)                               8,000          355,608
Compass Group Plc (Food)                                                   48,237          694,699
Freeserve Plc* (Computers)                                                    540            3,006
Glaxo Wellcome Plc (Medical)                                               11,287          348,830
Invensys Plc (Diversified Operations)                                     176,714          852,919
Lloyds TSB Group Plc (Banks -- Foreign)                                    64,641          631,031
Logica Plc (Computers)                                                     16,863         $510,657
Marconi Plc (Telecommunications)                                           79,564          989,779
New Dixons Group Plc (Electronics)                                         64,416          260,761
Pearson Plc (Media)                                                        25,811          873,252
Prudential Plc (Insurance)                                                 32,170          493,358
Sage Group Plc (Computers)                                                 50,000          556,999
SEMA Group Plc (Computers)                                                 31,667          511,282
SmithKline Beecham Plc (Medical)                                           30,419          416,776
Telewest Communications Plc* (Media)                                       95,473          584,182
Vodafone AirTouch Plc  (Telecommunications)                               805,614        3,687,646
                                                                                      ------------
                                                                                        19,655,303
                                                                                      ------------
United States (33.11%)
AFLAC, Inc. (Insurance)                                                    16,100          785,881
Alcoa, Inc. (Metal)                                                         9,500          616,313
ALLTEL Corp. (Utilities)                                                   14,100          939,412
American Express Co. (Finance)                                              4,950          742,809
American General Corp. (Insurance)                                         11,000          616,000
American Home Products Corp.  (Medical)                                    15,200          854,050
American International Group, Inc.  (Insurance)                            11,375        1,247,695
Amgen, Inc.* (Medical)                                                     10,800          604,800
Anheuser-Busch Cos., Inc. (Beverages)                                      10,000          705,625
AT&T Corp. (Telecommunications)                                             6,250          291,797
Bank of America Corp.  (Banks -- United States)                            13,650          668,850
Baxter International, Inc. (Medical)                                       15,800        1,028,975
Bell Atlantic Corp.  (Telecommunications)                                  11,350          672,487
Bestfoods (Food)                                                           14,900          748,725
Chase Manhattan Corp.  (Banks -- United States)                             8,200          590,913
Chevron Corp. (Oil & Gas)                                                  11,800        1,004,475
Cisco Systems, Inc.* (Computers)                                           32,600        2,260,097
Citigroup, Inc. (Finance)                                                  20,375        1,211,039
Clorox Co. (The)  (Soap & Cleaning Preparations)                           14,000          514,500
Coca-Cola Co. (The) (Beverages)                                            17,700          833,006
Computer Associates International, Inc.
(Computers)                                                                13,700          764,631
Costco Wholesale Corp.* (Retail)                                            6,500          351,406
CVS Corp. (Retail)                                                         19,800          861,300
Dell Computer Corp.* (Computers)                                           17,600          882,200
Disney (Walt) Co. (The) (Leisure)                                          17,800          770,962
Dover Corp. (Machinery)                                                    15,800         $802,837
Du Pont (E.I.) De Nemours & Co.  (Diversified
Operations)                                                                 8,100          384,244
Duke Energy Corp. (Utilities)                                              17,050          980,375
Electronic Data Systems Corp.  (Computers)                                  4,800          330,000
EMC Corp.* (Computers)                                                      6,900          958,669
Emerson Electric Co. (Electronics)                                         16,100          883,487
Enron Corp. (Oil & Gas)                                                     5,400          376,313
Exxon Mobil Corp. (Oil & Gas)                                              20,400        1,584,825
Fannie Mae (Mortgage Banking)                                              11,150          672,484
First Data Corp. (Computers)                                               10,600          516,088
Freddie Mac (Mortgage Banking)                                             13,250          608,672
Gap, Inc. (The) (Retail)                                                    9,000          330,750
General Electric Co. (Electronics)                                         16,300        2,563,175
Halliburton Co. (Oil & Gas)                                                15,400          680,488
Hewlett-Packard Co. (Computers)                                             6,500          877,500
Home Depot, Inc. (The) (Retail)                                             7,200          403,650
Intel Corp. (Electronics)                                                  15,200        1,927,550
International Business Machines Corp.
(Computers)                                                                 6,250          697,656
International Paper Co.  (Paper & Paper Products)                          13,800          507,150
Interpublic Group of Cos., Inc. (The)
(Advertising)                                                               6,800          278,800
JDS Uniphase Corp.* (Electronics)                                           9,000          933,187
Johnson & Johnson (Medical)                                                14,915        1,230,487
Kimberly-Clark Corp.  (Paper & Paper Products)                             20,350        1,181,572
Level 3 Communications, Inc.*
(Telecommunications)                                                        6,100          542,900
Lowe's Cos., Inc. (Retail)                                                 12,100          598,950
Lucent Technologies, Inc.  (Telecommunications)                             5,800          360,688
McDonald's Corp. (Retail)                                                   7,950          303,094
McGraw-Hill Cos., Inc. (The) (Media)                                       16,550          868,875
MCI WorldCom, Inc.*  (Telecommunications)                                  23,525        1,068,917
Medtronic, Inc. (Medical)                                                  20,850        1,082,897
Merck & Co., Inc. (Medical)                                                13,350          927,825
Microsoft Corp.* (Computers)                                               23,450        1,635,637
Minnesota Mining & Manufacturing Co.
(Diversified Operations)                                                    7,000          605,500
Motorola, Inc. (Electronics)                                                2,800          333,375
Omnicom Group, Inc. (Advertising)                                           3,500          318,719
Oracle Corp.* (Computers)                                                   7,600          607,525
PepsiCo, Inc. (Beverages)                                                  19,600         $719,075
Pitney Bowes, Inc. (Office)                                                28,650        1,171,069
Safeway, Inc.* (Retail)                                                    18,700          825,137
SBC Communications, Inc. (Utilities)                                        8,350          365,834
Schering-Plough Corp. (Medical)                                             8,061          324,959
Schlumberger Ltd. (Oil & Gas)                                              10,600          811,562
State Street Corp.  (Banks -- United States)                                6,700          649,062
Sun Microsystems, Inc.* (Computers)                                        13,200        1,213,575
Target Corp. (Retail)                                                       9,920          660,300
Tyco International Ltd.  (Diversified Operations)                          23,150        1,063,453
United Technologies Corp. (Aerospace)                                       6,100          379,344
Wal-Mart Stores, Inc. (Retail)                                             22,400        1,240,400
Wells Fargo Co. (Banks -- United States)                                   25,400        1,042,987
                                                                                      ------------
                                                                                        59,999,566
                                                                                      ------------
TOTAL COMMON STOCKS
(Cost $152,050,529)                                                       (97.73%)     177,103,399
                                                                          -------  --------------
UNITS
Mexico (0.09%)
Controladora Comercial Mexicana SA  de CV*
(Retail)                                                                  150,000          157,811
                                                                          -------     ------------
TOTAL UNITS
(Cost $163,423)                                                            (0.09%)         157,811
                                                                          -------     ------------
WARRANTS
Germany (0.00%)
Muenchener Rueckversicherungs- Gesellschaft AG*
(Insurance)                                                                    38            2,902
                                                                                      ------------
TOTAL WARRANTS
(Cost $1,700)                                                              (0.00%)           2,902
                                                                          -------     ------------
TOTAL COMMON STOCKS, UNITS AND WARRANTS
(Cost $152,215,652)                                                       (97.82%)     177,264,112
                                                                          -------     ------------
PREFERRED STOCKS
Germany (0.20%)
Fresenius AG (Medical)                                                      1,622          359,055
                                                                                      ------------
Italy (0.13%)
Telecom Italia SpA (Telecommunications)                                    38,000          239,402
                                                                                      ------------
TOTAL PREFERRED STOCKS
(Cost $553,977)                                                            (0.33%)         598,457
                                                                          -------     ------------

                                                          INTEREST       PAR VALUE          MARKET
ISSUER, DESCRIPTION                                         RATE       (000s OMITTED)        VALUE
-------------------                                       --------      ------------     -----------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (0.21%)
Investment in a joint repurchase
agreement transaction with  SBC
Warburg, Inc. -- Dated  04-28-00, due
05-01-00 (Secured by U.S. Treasury
Bonds, 7.875% and 8.875%,  due
08-15-17 and 02-15-21)  -- Note A                           5.73%            $381         $381,000
                                                                                      ------------
Non-Cash Security Lending Collateral
(0.04%)
U.S. Treasury Bills 5.56% and    5.81%,
due 06-22-00 and  07-13-00, and U.S.
Treasury  Bonds, 6.250% thru 13.875%,
due 05-15-11 and 08-15-23**                                                    72           72,257
                                                                                      ------------
Cash Equivalents (5.70%)
Navigator Securities Lending Prime
Portfolio**                                                                10,323       10,322,960
                                                                                      ------------
TOTAL SHORT-TERM INVESTMENTS                                               (5.95%)      10,776,217
                                                                        ---------     ------------
TOTAL INVESTMENTS                                                        (104.10%)     188,638,786
                                                                        ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                                          (4.10%)      (7,423,280)
                                                                        ---------     ------------
TOTAL NET ASSETS                                                         (100.00%)    $181,215,506
                                                                        =========     ============

  * Non-income producing security.

 ** Represents investment of security lending collateral -- Note A.

(R) These securities are exempt from registration under rule 144A of the Securities and Exchange Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $314,939 as of April 30, 2000.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




Portfolio Concentration (Unaudited)
----------------------------------------------------------------------------

The Fund primarily invests in securities issued by companies of other countries. The performance of the Fund is closely tied to the economic conditions within the countries in which it invests. The concentration of investments by country for individual securities held by the Fund is shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various industry groups. The table below shows the percentages of the Fund's investments at April 30, 2000, assigned to the various investment categories.

                                        MARKET VALUE
                                       OF SECURITIES
                                      AS A PERCENTAGE
INVESTMENT CATEGORIES                  OF NET ASSETS
---------------------                 ---------------
Advertising                                  0.33%
Aerospace                                    0.21
Automobile/Trucks                            1.49
Banks -- Foreign                             5.91
Banks -- United States                       1.63
Beverages                                    1.25
Broker Services                              1.72
Building                                     1.00
Business Services -- Misc.                   1.18
Chemicals                                    0.29
Computers                                   10.81
Cosmetics & Personal Care                    0.12
Diversified Operations                       5.62
Electronics                                 11.72
Engineering/R&D Services                     0.48
Fiber Optics                                 0.51
Finance                                      1.53
Food                                         1.04
Household                                    0.05
Insurance                                    4.29
Leasing Companies                            0.67
Leisure                                      1.02
Machinery                                    0.96
Media                                        2.79
Medical                                      6.12
Metal                                        0.41
Mortgage Banking                             0.71
Office                                       0.65
Oil & Gas                                    6.73
Paper & Paper Products                       0.93
Printing -- Commercial                       0.08
Real Estate Operations                       0.76
Retail                                       5.15
Soap & Cleaning Preparations                 0.28
Steel                                        0.19
Telecommunications                          16.78
Tobacco                                      0.06
Transport                                    0.42
Utilities                                    2.26
Short-Term Investments                       5.95
                                          -------
TOTAL INVESTMENTS                          104.10%
                                          =======

See notes to financial statements.



NOTES TO FINANCIAL STATEMENTS

John Hancock Funds -- Global Fund

(UNAUDITED)
NOTE A --
ACCOUNTING POLICIES

John Hancock Investment Trust III (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of four series: John Hancock Global Fund (the "Fund"), John Hancock Large Cap Growth Fund, John Hancock Mid Cap Growth Fund and John Hancock International Fund. The other three series of the Trust are reported in separate financial statements. The investment objective of the Fund is to achieve long-term growth of capital primarily through investment in common stocks of companies domiciled in foreign countries and the United States.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan. Beginning May 1, 2000, all retail purchases of Class C shares will be assessed a 1.00% up-front sales charge.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.
Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in unsecured lines of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowings. In addition, a commitment fee is charged based on the average daily unused portion of the line of credit and is allocated among the participating funds. The maximum loan balance during the period amounted to $10,017,000. The annualized interest rate charged during the period ranged from 5.94% thru 6.81%. At April 30, 2000, there were no outstanding loan balances.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At April 30, 2000, the Fund loaned securities having a market value of $10,036,727 collateralized by cash and securities in the amount of $10,395,217, which was invested in short-term instruments.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

At April 30, 2000, open forward foreign currency exchange contracts were as follows:

                                                          UNREALIZED
                   PRINCIPAL AMOUNT      EXPIRATION     APPRECIATION/
CURRENCY         COVERED BY CONTRACT        DATE        (DEPRECIATION)
--------         -------------------     ----------     --------------
BUYS
Euro Currency          1,515,981           May 00           ($45,328)
Pound Sterling         1,041,477           May 00            (26,088)
                                                         -----------
                                                            ($71,416)
                                                         ===========

SELLS
Japanese Yen         171,898,870           May 00            $20,671
Pound Sterling           185,749           May 00              4,653
Singapore Dollar          89,451           May 00                (77)
South African Rand       486,247           May 00               (363)
                                                         -----------
                                                             $24,884
                                                         ===========

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for speculative purposes and/or to hedge against the effects of fluctuations in interest rates, currency exchange rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

At April 30, 2000, there were no open positions in financial futures contracts.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

The Adviser is solely responsible for advising the Fund with respect to investments in the United States and Canada. On December 1, 1999, Fund shareholders approved a sub-advisory contract with Indocam International Investment Services ("IIIS"), effective January 1, 2000. Under this contract IIIS acts as co-sub-adviser with the Fund's original sub-adviser, John Hancock Advisers International Limited ("JHAI"), a wholly owned subsidiary of the Adviser, subject to the review of the Trustees and overall supervision of the Adviser. Both JHAI and IIIS provide the Fund with investment management services and advice with respect to the portion of the Fund's assets invested in countries other than the United States and Canada. As of March 1, 2000, the Adviser terminated its contract with JHAI so that currently IIIS is the Fund's sole subadviser.

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis, to the sum of: (a) 0.90% of the first $100,000,000 of the Fund's average daily net asset value, (b) 0.80% of the next $200,000,000, (c) 0.75% of the next $200,000,000 and
(d) 0.625% of the Fund's average daily net asset value in excess of $500,000,000. The Adviser paid JHAI a fee equivalent on an annual basis to the sum of (a) 0.70% of the first $200,000,000 of the Fund's average daily net asset value and (b) 0.6375% of the Fund's average daily net asset value in excess of $200,000,000. JHAI waived all but 0.05% of that fee from January 1, 2000 through February 29, 2000. Since January 1, 2000, the Adviser has paid IIIS 50% of its management fee. The Fund is not responsible for the payment of the sub-advisers' fees.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly-owned subsidiary of the Adviser. For the period ended April 30, 2000, net sales charges received with regard to sales of Class A shares amounted to $75,866. Of this amount, $10,754 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $32,656 was paid as sales commissions to unrelated broker-dealers and $32,456 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended April 30, 2000, contingent deferred sales charges paid to JH Funds amounted to $62,462.

Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class C shares. For the period ended April 30, 2000, contingent deferred sales charges paid to JH Funds amounted to $121.

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Stephen L. Brown, Ms. Maureen R. Ford and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended April 30, 2000, aggregated $170,558,744 and $168,539,896, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended April 30, 2000.

The cost of investments owned at April 30, 2000 (including short-term investments) for federal income tax purposes was $164,173,315. Gross unrealized appreciation and depreciation of investments aggregated $35,123,960 and $10,658,489, respectively, resulting in net unrealized appreciation of $24,465,471.

SHAREHOLDER MEETING (UNAUDITED)
On December 1, 1999, the shareholders of John Hancock Global Fund approved a sub-advisory contract between the Adviser and Indocam
International Investment Services (6,924,019 FOR; 215,366 AGAINST; and 622,906 ABSTAINING).



[THIS PAGE INTENTIONALLY LEFT BLANK]

[THIS PAGE INTENTIONALLY LEFT BLANK]

A 1/2" by 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A Global Investment Management Firm."

101 Huntington Avenue, Boston, MA 02199-7603
1-800-225-5291 1-800-554-6713 (TDD)
Internet: www.jhfunds.com

Bulk Rate
U.S. Postage
PAID
Randolph, MA
Permit No. 75

This report is for the information of shareholders of the John Hancock Global Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

A recycled logo in lower left hand corner with the caption "Printed on Recycled Paper."

030SA  4/00
       6/00






The latest report from your
Fund's management team

SEMIANNUAL REPORT

Large Cap
Growth Fund

APRIL 30, 2000



TRUSTEES
Dennis S. Aronowitz*
Stephen L. Brown
Richard P. Chapman, Jr.
William J. Cosgrove*
Leland O. Erdahl
Richard A. Farrell
Maureen R. Ford
Gail D. Fosler
William F. Glavin
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*
Richard S. Scipione
*Members of the Audit Committee

OFFICERS
Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman, President and
Chief Executive Officer
Osbert M. Hood
Executive Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116-5072

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803



CEO CORNER

[A 1" x 1" photo of Maureen R. Ford, Vice Chairman, President and
Chief Executive Officer, flush right next to second paragraph.]

DEAR SHAREHOLDERS:

Over the last six months, New Economy technology stocks dominated the business-news headlines and the stock market's performance. Red-hot tech stocks pushed the NASDAQ Composite Index to the stratosphere, as investors single-mindedly pursued anything technology related. But after setting a new high on March 10 amid significantly heightened volatility, the tables started to turn rapidly. Concerns about Microsoft's antitrust ruling and out-of-sight valuation levels finally triggered waves of selling that sent the index down nearly 25% from its high by the end of April.

In this same period, fixed-income securities of all types, including bonds and preferred stocks, struggled as interest rates rose on fears that the roaring U.S. economy and the rebound of many others around the world would spark an inflation outbreak.

While the battle between old and new rages on, several things are clear:
More than ever, diversification and a long-term investment perspective are two of an investor's best allies. Since not all parts of your portfolio will perform equally well all the time, we believe it is important to allocate your assets among different types of investments and funds that target a variety of stock- and bond-market segments. This strategy, executed under the guidance of a seasoned investment professional, could provide you with a better chance of both realizing longer-term results and weathering the market's changing conditions.

Sincerely,

/S/MAUREEN R. FORD

MAUREEN R. FORD, VICE CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER



BY DAVID L. EISENBERG, CFA, AND GEOFFREY R. PLUME, CFA,
PORTFOLIO MANAGERS

[A 3" x 2" photo at bottom right side of page of John Hancock
Large Cap Growth Fund. Caption below reads "Fund management team members (l-r): John Golden, David Eisenberg and Geoffrey Plume."]

John Hancock
Large Cap Growth Fund

Tech stocks dominate market's six-month returns


In the first six months of fiscal 2000, activity within the technology sector dominated the headlines and also captured many investors' undivided attention. The powerful rally that occurred in large-company technology stocks during the final months of 1999 broadened to include medium- and small-sized technology issues through early March. Stock performance in other industries was either hurt as a result or paled in comparison.

In the second week of March, a sharp turnabout occurred within the broad market and it continued through period's end. Small- and mid-size technology stocks were hit the hardest, with the NASDAQ Composite Index entering bear-market territory. The broader indexes, such as the Standard & Poor's 500 Index and the Dow Jones Industrial Average also declined, but to a far lesser extent. As money flowed out of the technology sector, it flowed into such industry sectors as pharmaceuticals, financials, retail and consumer staples.

"Stock perfor-
 mance in
 other indus-
 tries was
 either hurt
 as a result or
 paled in
 comparison."

Performance results

For the six months ended April 30, 2000, John Hancock Large Cap Growth Fund's Class A, Class B and Class C shares posted total returns of 5.36%, 4.98% and 4.94%, respectively, at net asset value. The Fund's performance was somewhat lackluster when compared to its competitors, many of which had much greater exposure to the real high-flying mid-cap technology stocks. Over the six-month period, the S&P 500 Index returned 7.18% and the average large-cap growth fund returned 20.88%, according to Lipper, Inc.1 (Lipper recently introduced new competitive categories that more accurately reflect the average portfolio holdings of the funds they track.)

[Table at top left hand column entitled "Top Five Stock Holdings." The first listing is Time Warner 4.7%, the second is Intel 4.5%, the third Microsoft 4.4%, the fourth General Electric 4.1% and the fifth Cisco Systems 3.9%. A note below the table reads "As a percentage of net assets on April 30, 2000."]

Keep in mind that your net asset value return will be different from the Fund's stated performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Longer-term performance information can be found on pages six and seven.

"...we thought
 it prudent
 to remain
 somewhat
 defensive
 throughout
 the period."

Almost nothing but 'Net

The unbridled technology rally during the first four months of the period centered mainly on mid-sized companies involved in Internet infrastructure, business-to-business Internet companies, fiber-optic communications equipment and communications semiconductor equipment. A good many stocks doubled and even tripled in price, becoming large-company issues along the way. The Fund had a substantial weighting in technology, with exposure primarily in the large-company arena. Holdings such as Cisco Systems, EMC Corp., Sprint PCS and Applied Materials participated in the run-up.

[Table at bottom of left hand column entitled "Scorecard." The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers." The first listing is Applied Materials followed by an up arrow with the phrase "Robust expansion in semiconductors." The second listing is NBC Internet followed by a down arrow with the phrase "Moved in sympathy with tech sector." The third listing is Kroger followed by a sideways arrow with the phrase "Concerns about the integration of a new acquisition." A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]

As the rally wore on, we began to increase the Fund's stake in mid-cap technology stocks to roughly 12%, up from 8% last November. In hindsight this move was a bit late given that much of the gains had already been realized. It also left us a bit more sensitive when these stocks pulled back. One holding that suffered was NBC Internet, an emerging business-to-consumer Internet content provider. Another was Conexant Systems, a communications semiconductor company. We continue to hold both issues, believing their prospects remain bright. We even added to Conexant as the stock's price dropped.

Defensive bent helped later in the period

Although technology has been an emphasis of ours, diversified industrials, financial, retail and consumer-staple stocks were also well represented in the Fund throughout the period. In fact, outside of technology, the stocks we pursued had, for the most part, a defensive orientation. Given the likelihood of further interest-rate increases by the Federal Reserve Board and the anticipated market volatility -- both of which occurred -- we thought it prudent to remain somewhat defensive throughout the period. While this approach provided a drag on performance as tech stocks gained ground, it helped considerably during the market's turnaround in the past two months.

Retail: Cyclicals and consumer staples

The Fund continues to have a meaningful weighting in retail stocks, both cyclical and consumer staples. On the consumer cyclical side are such holdings as Home Depot and Lowe's, two home- improvement retailers that have profited from America's nine years of economic expansion. For defensive purposes, we held several consumer staple companies including Kroger, CVS and Wal-Mart, which enjoyed a pick-up in performance late in the period.

[Bar chart at top of left hand column with heading "Fund Performance." Under the heading is a note that reads "For the six months ended April 30, 2000 ." The chart is scaled in increments of 5% with 0% at the bottom and 25% at the top. The first bar represents the 5.36% total return for John Hancock Large Cap Growth Fund Class A. The second bar represents the 4.98% total return for John Hancock Large Cap Growth Fund Class B. The third bar represents the 4.94% total return for John Hancock Large Cap Growth Fund Class C. The fourth bar represents the 20.88% total return for Average large-cap growth fund. A note below the chart reads "Total returns for John Hancock Large Cap Growth Fund are at net asset value with all distributions reinvested. The average large-cap growth fund is tracked by Lipper, Inc.1 See the following two pages for historical performance information."]

Somewhat outside the realm of the two traditional retail camps lay consumer electronic retailers that are reaping the benefits of the current digital age. With their inventories of high definition televisions, digital cameras and appliances, portfolio holdings Best Buy and Tandy are experiencing strong growth.

Finance unchanged, health care increased

Throughout the period, we maintained about the same emphasis in financial stocks. For the most part, our focus has been on household names, such as Citigroup and American Express. In the health-care arena we continued to add to high-quality, solid pharmaceutical growth stocks, further fortifying the Fund's defensive posture. For example, we increased the Fund's existing stake in Warner-Lambert and Schering-Plough. We also purchased holdings in the biotechnology and medical-device arena, such as Amgen and Medtronic, which are somewhat immune to the health-care-related price controls that are being discussed in Washington, D.C.

Back into energy

As the period progressed and the outlook improved for oil exploration and drilling activity, we selectively re-initiated small positions in oil field services stocks. Schlumberger and Halliburton have been two holdings that have performed quite well for the Fund.

"...for the
 near term
 we shall
 pursue more
 attractively
 valued tech
 stocks..."

Outlook: Healthier valuations going forward

The second half of fiscal 2000 begins with stock investors establishing a newfound appreciation for stock valuations. We believe this, in turn, will likely result in the continued broadening out of the market, with industries other than technology regaining investor favor. Although tech stocks have experienced a severe correction, prices remain relatively high. Given the likelihood of further volatility, we have pared back our technology positions, bringing the portfolio's weighting below that of its benchmark S&P 500 Index. It is our strong belief, however, that technology will remain an engine of growth in the years ahead. Therefore, it will remain a key focus within the portfolio, though for the near term we shall pursue more attractively valued tech stocks such as IBM and Lucent Technologies. We shall also be on the lookout for primarily large-cap companies with solid growth prospects that we believe have gotten unduly punished in the recent rout.

-------------------------------------------------------------------------

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Large Cap Growth Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include an up-front maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes an up-front sales charge of 1% and a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

CLASS A
For the period ended March 31, 2000
                                            ONE         FIVE          TEN
                                           YEAR        YEARS        YEARS
                                          -----        -----        -----
Cumulative Total Returns                   7.20%      142.62%      297.93%
Average Annual Total Returns               7.20%       19.40%       14.81%

CLASS B
For the period ended March 31, 2000
                                                                    SINCE
                                            ONE         FIVE     INCEPTION
                                           YEAR        YEARS      (1/3/94)
                                          -----        -----       ------
Cumulative Total Returns                   7.09%      144.32%      148.06%
Average Annual Total Returns               7.09%       19.56%       15.68%

CLASS C
For the period ended March 31, 2000
                                                      SINCE
                                            ONE     INCEPTION
                                           YEAR      (6/1/98)
                                          -----       ------
Cumulative Total Returns                  10.02%       39.43%
Average Annual Total Returns              10.02%       19.92%



WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Large Cap Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Index. The Standard & Poor's 500 Index is an unmanaged index that includes 500 widely traded common stocks and is a commonly used measure of stock market performance. It is not possible to invest in an index. Past performance is not indicative of future results.

Line chart with the heading John Hancock Large Cap Growth Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Standard & Poor's 500 Index and is equal to $56,860 as of April 30, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Large Cap Growth Fund on October 31, 1989, before sales charge, and is equal to $38,019 as of April 30, 2000. The third line represents the same investment made in the John Hancock Large Cap Growth Fund, after sales charge, and is equal to $36,118 as of April 30, 2000.

Line chart with the heading John Hancock Large Cap Growth Fund Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Index and is equal to $35,278 as of April 30, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Large Cap Growth Fund on January 3, 1994, before sales charge, and is equal to $23,362 as of April 30, 2000.

Line chart with the heading John Hancock Large Cap Growth Fund Class C, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Standard & Poor's 500 Index and is equal to $13,650 as of April 30, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Large Cap Growth Fund on June 1, 1998, before sales charge, and is equal to $13,260 as of April 30, 2000. The third line represents the same investment made in the John Hancock Large Cap Growth Fund, after sales charge, and is equal to $13,128 as of April 30, 2000.

*No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

John Hancock Funds -- Large Cap Growth Fund


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on April 30, 2000. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
April 30, 2000 (Unaudited)
--------------------------------------------------------------
Assets:
Investments at value -- Note C:
Common stocks (cost -- $613,647,949)              $781,688,459
Joint repurchase agreement
(cost -- $14,667,000)                               14,667,000
Corporate savings account                                  707
                                             -----------------
                                                   796,356,166
Receivable for investments sold                      3,903,292
Receivable for shares sold                             744,133
Dividends receivable                                   122,318
Interest receivable                                      7,591
Other assets                                            42,649
                                             -----------------
Total Assets                                       801,176,149
                                             -----------------
Liabilities:
Payable for shares repurchased                         282,108
Payable for investments purchased                    4,267,576
Payable to John Hancock Advisers, Inc.
and affiliates -- Note B                               626,484
Accounts payable and accrued expenses                   63,909
                                             -----------------
Total Liabilities                                    5,240,077
                                             -----------------
Net Assets:
Capital paid-in                                    579,523,076
Accumulated net realized gain on
investments                                         52,932,985
Net unrealized appreciation of
investments                                        168,040,510
Accumulated net investment loss                     (4,560,499)
                                             -----------------
Net Assets                                        $795,936,072
                                             =================
Net Asset Value Per Share:
(Based on net asset values and shares of beneficial
interest outstanding -- unlimited number of shares
authorized with no par value)
Class A -- $490,611,348/20,635,173                      $23.78
==============================================================
Class B -- $303,074,926/13,572,919                      $22.33
==============================================================
Class C -- $2,249,798/100,821 -- Note A                 $22.31
==============================================================
Maximum Offering Price Per Share*
Class A -- ($23.78 / 0.95)                              $25.03
==============================================================
* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.





The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended April 30, 2000 (Unaudited)
--------------------------------------------------------------
Investment Income:
Dividends (net of foreign withholding
taxes of $13,798)                                   $1,707,084
Interest (including income on
securities loaned of $51,098)                          324,021
                                             -----------------
                                                     2,031,105
                                             -----------------
Expenses:
Investment management fee -- Note B                  3,038,201
Distribution and service fee -- Note B
Class A                                                745,414
Class B                                              1,580,351
Class C                                                  9,045
Transfer agent fee -- Note B                           953,912
Accounting and legal services fee --
Note B                                                  77,285
Custodian fee                                           74,094
Trustees' fees                                          22,294
Printing                                                22,133
Auditing fee                                            18,161
Miscellaneous                                           16,501
Registration and filing fees                             4,804
Legal fees                                               3,401
Interest expense -- Note A                               2,878
                                             -----------------
Total Expenses                                       6,568,474
                                             -----------------
Net Investment Loss                                 (4,537,369)
                                             -----------------
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments sold               58,012,096
Change in net unrealized
appreciation/depreciation of
investments                                        (11,823,175)
                                             -----------------
Net Realized and Unrealized Gain on
Investments                                         46,188,921
                                             -----------------
Net Increase in Net Assets Resulting
from Operations                                    $41,651,552
                                             =================

See notes to financial statements.





The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------
                                                                                     SIX MONTHS ENDED
                                                                     YEAR ENDED        APRIL 30, 2000
                                                               OCTOBER 31, 1999           (UNAUDITED)
-------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment loss                                                 ($7,146,985)          ($4,537,369)
Net realized gain on investments
sold                                                                110,762,438            58,012,096
Change in net unrealized
appreciation/depreciation of
investments                                                          59,045,415           (11,823,175)
                                                              -----------------     -----------------
Net Increase in Net Assets
Resulting from Operations                                           162,660,868            41,651,552
                                                              -----------------     -----------------
Distributions to Shareholders:
Distributions from net realized gain on investments sold
Class A -- ($2.7100 and $2.5980 per share, respectively)            (45,972,496)          (50,047,115)
Class B -- ($2.7100 and $2.5980 per share, respectively)            (27,759,800)          (34,402,171)
Class C -- ($2.7100 and $2.5980 per share, respectively)                (27,033)             (155,747)
                                                              -----------------     -----------------
Total Distributions to
Shareholders                                                        (73,759,329)          (84,605,033)
                                                              -----------------     -----------------
From Fund Share Transactions -- Net: *                              109,605,788            41,191,419
                                                              -----------------     -----------------
Net Assets:
Beginning of period                                                 599,190,807           797,698,134
                                                              -----------------     -----------------
End of period (including
accumulated net investment loss
of $23,130 and $4,560,499,
respectively)                                                      $797,698,134          $795,936,072
                                                              =================     =================



Statement of Changes in Net Assets (continued)
---------------------------------------------------------------------------------------------------------------------------
* Analysis of Fund Share Transactions:
                                                                                              SIX MONTHS ENDED
                                                       YEAR ENDED                              APRIL 30, 2000
                                                    OCTOBER 31, 1999                             (UNAUDITED)
                                        ---------------------------------------     ---------------------------------------
                                              SHARES                AMOUNT                SHARES                AMOUNT
                                        -----------------     -----------------     -----------------     -----------------
CLASS A
Shares sold                                     9,568,899          $230,610,734             3,242,915           $78,251,159
Shares reinvested                               2,130,741            42,891,827             1,962,795            46,597,000
                                        -----------------     -----------------     -----------------     -----------------
                                               11,699,640           273,502,561             5,205,710           124,848,159
Less shares repurchased                        (9,499,232)         (229,248,085)           (3,906,627)          (94,237,085)
                                        -----------------     -----------------     -----------------     -----------------
Net increase                                    2,200,408           $44,254,476             1,299,083           $30,611,074
                                        =================     =================     =================     =================
CLASS B
Shares sold                                     6,594,456          $150,932,220             2,964,849           $67,641,750
Shares reinvested                               1,263,938            24,280,197             1,292,511            28,913,821
                                        -----------------     -----------------     -----------------     -----------------
                                                7,858,394           175,212,417             4,257,360            96,555,571
Less shares repurchased                        (4,888,308)         (111,107,205)           (3,827,357)          (86,877,215)
                                        -----------------     -----------------     -----------------     -----------------
Net increase                                    2,970,086           $64,105,212               430,003            $9,678,356
                                        =================     =================     =================     =================
CLASS C
Shares sold                                        60,561            $1,390,286               100,720            $2,309,016
Shares reinvested                                   1,368                26,263                 5,950               133,107
                                        -----------------     -----------------     -----------------     -----------------
                                                   61,929             1,416,549               106,670             2,442,123
Less shares repurchased                            (7,655)             (170,449)              (67,245)           (1,540,134)
                                        -----------------     -----------------     -----------------     -----------------
Net increase                                       54,274            $1,246,100                39,425              $901,989
                                        =================     =================     =================     =================
See notes to financial statements.




The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), distributions and total investment return of the Fund.
It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
----------------------------------------------------------------------------------------------------------------------------------
                                   YEAR ENDED DECEMBER 31,       PERIOD FROM           YEAR ENDED OCTOBER 31,     SIX MONTHS ENDED
                                   ----------------------   JANUARY 1, 1996 TO   -------------------------------   APRIL 30, 2000
                                     1994          1995     OCTOBER 31, 1996(7)    1997       1998        1999       (UNAUDITED)
                                   --------      --------   -------------------  -------    --------    --------     ----------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning
of Period                            $17.40        $15.89          $19.51         $23.28      $24.37      $22.27       $25.04
                                   --------      --------        --------       --------    --------    --------     --------
Net Investment Loss                   (0.10)        (0.09)(1)       (0.13)(1)      (0.12)(1)   (0.11)(1)   (0.17)(1)    (0.10)(1)
Net Realized and Unrealized
Gain (Loss) on Investments            (1.21)         4.40            3.90           3.49        2.17        5.65         1.44
                                   --------      --------        --------       --------    --------    --------     --------
Total from Investment Operations      (1.31)         4.31            3.77           3.37        2.06        5.48         1.34
                                   --------      --------        --------       --------    --------    --------     --------
Less Distributions:
Distributions from Net Realized
Gain on Investments Sold              (0.20)        (0.69)             --          (2.28)      (4.16)      (2.71)       (2.60)
                                   --------      --------        --------       --------    --------    --------     --------
Net Asset Value, End of
Period                               $15.89        $19.51          $23.28         $24.37      $22.27      $25.04       $23.78
                                   ========      ========        ========       ========    ========    ========     ========
Total Investment Return at
Net Asset Value(2)                   (7.50%)       27.17%          19.32%(5)      16.05%       9.80%      27.58%        5.36%(5)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                     $146,466      $241,700        $279,425       $303,067    $381,591    $484,196     $490,611
Ratio of Expenses to Average
Net Assets                            1.65%         1.48%           1.48%(6)       1.44%       1.40%       1.35%(8)     1.34%(6,8)
Ratio of Net Investment Loss
to Average Net Assets                (0.64%)       (0.46%)         (0.73%)(6)     (0.51%)     (0.50%)     (0.70%)      (0.84%)(6)
Portfolio Turnover Rate                 52%           68%(3)          59%           133%        153%(3)     183%          78%



Financial Highlights (continued)
----------------------------------------------------------------------------------------------------------------------------------
                                   YEAR ENDED DECEMBER 31,       PERIOD FROM           YEAR ENDED OCTOBER 31,     SIX MONTHS ENDED
                                   ----------------------   JANUARY 1, 1996 TO   -------------------------------   APRIL 30, 2000
                                    1994(4)        1995     OCTOBER 31, 1996(7)    1997       1998        1999       (UNAUDITED)
                                   --------      --------   -------------------  -------    --------    --------     ----------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning
of Period                            $17.16        $15.83          $19.25         $22.83      $23.70      $21.38       $23.74
                                   --------      --------        --------       --------    --------    --------     --------
Net Investment Loss(1)                (0.20)        (0.26)          (0.26)         (0.27)      (0.25)      (0.31)       (0.18)
Net Realized and Unrealized
Gain (Loss) on Investments            (0.93)         4.37            3.84           3.42        2.09        5.38         1.37
                                   --------      --------        --------       --------    --------    --------     --------
Total from Investment Operations      (1.13)         4.11            3.58           3.15        1.84        5.07         1.19
                                   --------      --------        --------       --------    --------    --------     --------
Less Distributions:
Distributions from Net Realized
Gain on Investments Sold              (0.20)        (0.69)             --          (2.28)      (4.16)      (2.71)       (2.60)
                                   --------      --------        --------       --------    --------    --------     --------
Net Asset Value, End of
Period                               $15.83        $19.25          $22.83         $23.70      $21.38      $23.74       $22.33
                                   ========      ========        ========       ========    ========    ========     ========
Total Investment Return at
Net Asset Value(2)                   (6.56%)(5)    26.01%          18.60%(5)      15.33%       9.04%      26.70%        4.98%(5)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                       $3,807       $15,913         $25,474        $36,430    $217,448    $312,046     $303,075
Ratio of Expenses to Average
Net Assets                            2.38%(6)      2.31%           2.18%(6)       2.13%       2.08%       2.02%(8)     2.04%(6,8)
Ratio of Net Investment Loss
to Average Net Assets                (1.25%)(6)    (1.39%)         (1.42%)(6)     (1.20%)     (1.16%)     (1.37%)      (1.54%)(6)
Portfolio Turnover Rate                 52%           68%(3)          59%           133%        153%(3)     183%          78%



Financial Highlights (continued)
----------------------------------------------------------------------------------------------------------------------------------
                                     FOR THE PERIOD FROM
                                         JUNE 1, 1998
                                       (COMMENCEMENT OF                    SIX MONTHS ENDED
                                        OPERATIONS) TO      YEAR ENDED      APRIL 30, 2000
                                       OCTOBER 31, 1998  OCTOBER 31, 1999    (UNAUDITED)
                                       ----------------  ----------------     ---------
CLASS C
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                      $21.43            $21.37            $23.73
                                        -------------     -------------     -------------
Net Investment Loss(1)                          (0.10)            (0.31)            (0.17)
Net Realized and Unrealized
Gain on Investments                              0.04              5.38              1.35
                                        -------------     -------------     -------------
Total from Investment Operations                (0.06)             5.07              1.18
                                        -------------     -------------     -------------
Less Distributions:
Distributions from Net
Realized Gain on
Investments Sold                                   --             (2.71)            (2.60)
                                        -------------     -------------     -------------
Net Asset Value, End of
Period                                         $21.37            $23.73            $22.31
                                        =============     =============     =============
Total Investment Return at
Net Asset Value(2)                             (0.28%)(5)        26.72%             4.94%(5)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                                   $152            $1,457            $2,250
Ratio of Expenses to Average
Net Assets                                      2.10%(6)          2.05%(8)          2.04%(6,8)
Ratio of Net Investment Loss
to Average Net Assets                          (1.14%)(6)        (1.36%)           (1.56%)(6)
Portfolio Turnover Rate                          153%(3)           183%               78%

(1) Based on the average of the shares outstanding at the end of each month.

(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(3) Portfolio turnover rate excludes merger activity.

(4) Class B shares commenced operations on January 3, 1994.

(5) Not annualized.

(6) Annualized.

(7) Effective October 31, 1996, the fiscal period end changed from December 31 to October 31.

(8) Expense ratios do not include interest expense due to bank loans, which amounted to less than 0.01%.

See notes to financial statements.




Schedule of Investments
April 30, 2000 (Unaudited)
----------------------------------------------------------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Large Cap Growth Fund on April 30, 2000. It's divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        NUMBER OF        MARKET
ISSUER, DESCRIPTION                                                      SHARES           VALUE
-------------------                                                    ----------     ------------
COMMON STOCKS
Advertising (2.01%)
Interpublic Group of Cos., Inc. (The)                                     390,000      $15,990,000
                                                                                      ------------
Banks -- United States (0.43%)
State Street Corp.                                                         35,000        3,390,625
                                                                                      ------------
Beverages (0.59%)
Coca-Cola Co. (The)                                                       100,000        4,706,250
                                                                                      ------------
Computers (20.57%)
Apple Computer, Inc.*                                                     140,000       17,368,750
BMC Software, Inc.*                                                       290,000       13,575,625
Cisco Systems, Inc.*                                                      450,000       31,197,645
Computer Associates International, Inc.                                   240,000       13,395,000
Edwards (J.D.) & Co.*                                                     170,000        3,102,500
EMC Corp.*                                                                150,000       20,840,625
International Business Machines Corp.                                     160,000       17,860,000
Microsoft Corp.*                                                          500,000       34,875,000
NBC Internet, Inc. (Class A)*                                             270,000        6,243,750
Parametric Technology Corp.*                                              650,000        5,301,595
                                                                                      ------------
                                                                                       163,760,490
                                                                                      ------------
Diversified Operations (2.31%)
Tyco International Ltd.                                                   400,000       18,375,000
                                                                                      ------------
Electronics (15.97%)
Applied Materials, Inc.*                                                  145,000       14,762,812
Conexant Systems, Inc.*                                                   240,000       14,370,000
General Electric Co.                                                      205,000       32,236,250
Intel Corp.                                                               280,000       35,507,500
JDS Uniphase Corp.*                                                        75,000        7,776,563
Solectron Corp.*                                                          480,000       22,470,000
                                                                                      ------------
                                                                                       127,123,125
                                                                                      ------------
Finance (3.41%)
American Express Co.                                                       90,000       13,505,625
Citigroup, Inc.                                                           230,000       13,670,625
                                                                                      ------------
                                                                                        27,176,250
                                                                                      ------------
Media (11.78%)
AMFM, Inc.*                                                               290,000       19,248,750
AT&T Corp. -- Liberty Media Group*                                        240,000       11,985,000
Cablevision Systems Corp. (Class A)*                                      140,000        9,476,250
Infinity Broadcasting Corp. (Class A)*                                    450,000       15,271,875
Time Warner, Inc.                                                         420,000       37,773,750
                                                                                      ------------
                                                                                        93,755,625
                                                                                      ------------
Medical (10.68%)
Amgen Inc.*                                                               200,000       11,200,000
Cardinal Health, Inc.                                                     335,000       18,445,937
Medtronic, Inc.                                                           400,000       20,775,000
Schering-Plough Corp.                                                     350,000       14,109,375
Warner-Lambert Co.                                                        180,000       20,486,250
                                                                                      ------------
                                                                                        85,016,562
                                                                                      ------------
Oil & Gas (4.61%)
Enron Corp.                                                               210,000       14,634,375
Halliburton Co.                                                           325,000       14,360,938
Schlumberger Ltd.                                                         100,000        7,656,250
                                                                                      ------------
                                                                                        36,651,563
                                                                                      ------------
Retail (11.26%)
Best Buy Co., Inc.*                                                       165,000       13,323,750
CVS Corp.                                                                 200,000        8,700,000
Home Depot, Inc. (The)                                                    257,500       14,436,094
Kroger Co.*                                                               500,000        9,281,250
Lowe's Cos., Inc.                                                         200,000        9,900,000
Tandy Corp.                                                               280,000       15,960,000
Wal-Mart Stores, Inc.                                                     325,000       17,996,875
                                                                                      ------------
                                                                                        89,597,969
                                                                                      ------------
Telecommunications (14.59%)
ANTEC Corp.*                                                              180,000        9,675,000
Corning, Inc.                                                              70,000       13,825,000
Dobson Communications Corp.  (Class A)*                                   725,000       18,578,125
Level 3 Communications, Inc.*                                             180,000       16,020,000
Lucent Technologies, Inc.                                                 330,000       20,521,875
Nokia Corp., American Depositary  Receipt
(Finland)                                                                 360,000       20,475,000
Sprint PCS*                                                               310,000       17,050,000
                                                                                      ------------
                                                                                       116,145,000
                                                                                      ------------
TOTAL COMMON STOCKS
(Cost $613,647,949)                                                       (98.21%)     781,688,459
                                                                        ---------     ------------

                                                  INTEREST             PAR VALUE
                                                      RATE         (000s OMITTED)
                                                 ---------          ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (1.84%)
Investment in a joint repurchase
agreement transaction with  SBC
Warburg, Inc. -- Dated  04-28-00, due
05-01-00 (Secured by U.S. Treasury
Bonds, 5.50% thru 9.25%,  due 02-15-16
thru 08-15-28)  -- Note A                             5.73%               $14,667       14,667,000
                                                                                      ------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company
Daily Interest Savings Account
Current Rate 4.85%                                                                             707
                                                                                      ------------
TOTAL SHORT-TERM INVESTMENTS                                               (1.84%)      14,667,707
                                                                        ---------     ------------
TOTAL INVESTMENTS                                                        (100.05%)     796,356,166
                                                                        ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                                          (0.05%)        (420,094)
                                                                        ---------     ------------
TOTAL NET ASSETS                                                         (100.00%)    $795,936,072
                                                                        =========     ============

* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




NOTES TO FINANCIAL STATEMENTS

John Hancock Funds -- Large Cap Growth Fund

(UNAUDITED)
NOTE A --
ACCOUNTING POLICIES

John Hancock Investment Trust III (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of four series: John Hancock Large Cap Growth Fund (the "Fund"), John Hancock Global Fund, John
Hancock Mid Cap Growth Fund and John Hancock International Fund. The other three series of the Trust are reported in separate financial statements. The investment objective of the Fund is to seek long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan. Beginning May 1, 2000, all retail purchases of Class C shares will be assessed a 1.00% up-front sales charge.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis for both financial reporting and federal income tax purposes.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriated net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The maximum loan balance during the period amounted to $4,733,000. The annualized interest rate charged during the period ranged from 5.94% through 6.44%. At April 30, 2000, there were no outstanding borrowings.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At April 30, 2000, the Fund loaned securities having a market value of $17,689,613 collateralized by securities in the amount of $18,043,405.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS WITH
AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of: (a) 0.75% of the first $750,000,000 of the Fund's average daily net asset value and (b) 0.70% of the Fund's average daily net asset value in excess of $750,000,000.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended April 30, 2000, net sales charges received with regard to sales of Class A shares amounted to $306,637. Out of this amount, $26,926 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $121,973 was paid as sales commissions to unrelated broker-dealers and $157,738 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended April 30, 2000, contingent deferred sales charges amounted to $461,824.

Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class C shares. For the period ended April 30, 2000, contingent deferred sales charges amounted to $1,622.

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Stephen L. Brown, Ms. Maureen R. Ford and Mr. Richard S.
Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Fund.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term obligations, during the period ended April 30, 2000, aggregated $632,522,127 and $692,408,609, respectively.

The cost of investments owned at April 30, 2000 (excluding the corporate savings account) for federal income tax purposes was $628,408,609. Gross unrealized appreciation and depreciation of investments aggregated $215,603,756 and $47,656,906, respectively, resulting in net unrealized appreciation of $167,946,850.



A 1/2" by 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A Global Investment Management Firm."

101 Huntington Avenue, Boston, MA 02199-7603
1-800-225-5291 1-800-554-6713 (TDD)
Internet: www.jhfunds.com

Bulk Rate
U.S. Postage
PAID
Randolph, MA
Permit No. 75

This report is for the information of shareholders of the John Hancock Large Cap Growth Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

A recycled logo in lower left hand corner with the caption "Printed on Recycled Paper."

200SA  4/00
       6/00






The latest report from your
Fund's management team

SEMIANNUAL REPORT

Mid Cap
Growth Fund

APRIL 30, 2000



TRUSTEES
Dennis S. Aronowitz*
Stephen L. Brown
Richard P. Chapman, Jr.
William J. Cosgrove*
Leland O. Erdahl
Richard A. Farrell
Maureen R. Ford
Gail D. Fosler
William F. Glavin
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*
Richard S. Scipione
*Members of the Audit Committee

OFFICERS
Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman, President and Chief Executive Officer
Osbert M. Hood
Executive Vice President and Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803



CEO CORNER

[A 1" x 1" photo of Maureen R. Ford, Vice Chairman, President and
Chief Executive Officer, flush right next to second paragraph.]

DEAR FELLOW SHAREHOLDERS:

Over the last six months, New Economy technology stocks dominated the business-news headlines and the stock market's performance. Red-hot tech stocks pushed the NASDAQ Composite Index to the stratosphere, as investors single-mindedly pursued anything technology related. But after setting a new high on March 10 amid significantly heightened volatility, the tables started to turn rapidly. Concerns about Microsoft's antitrust ruling and out-of-sight valuation levels finally triggered waves of selling that sent the index down nearly 25% from its high by the end of April.

In this same period, fixed-income securities of all types, including bonds and preferred stocks, struggled as interest rates rose on fears that the roaring U.S. economy and the rebound of many others around the world would spark an inflation outbreak.

While the battle between old and new rages on, several things are clear:
More than ever, diversification and a long-term investment perspective are two of an investor's best allies. Since not all parts of your portfolio will perform equally well all the time, we believe it is important to allocate your assets among different types of investments and funds that target a variety of stock- and bond-market segments. This strategy, executed under the guidance of a seasoned investment professional, could provide you with a better chance of both realizing longer-term results and weathering the market's changing conditions.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, VICE CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER



BY BARBARA C. FRIEDMAN, CFA, PORTFOLIO MANAGER

[A 3" x 2" photo at bottom right side of page of John Hancock Mid
Cap Growth Fund. Caption below reads "Mid Cap Growth Fund management team members (l-r): David Eisenberg, Barbara Friedman and Darice Grippo."]

John Hancock
Mid Cap Growth Fund

Following strong run-up at year end,
stock market turns volatile in 2000

Mid-cap stocks fared well during the past six months. As investors recognized the sector's strong earnings growth prospects, the Russell Midcap Growth Index climbed 41.59%. By comparison, the Standard & Poor's 500 Index rose a far more modest 7.18%. Thanks to strong spending, booming demand, increases in productivity and low inflation, most U.S. corporations posted good earnings in the last quarter of 1999. The market surged ahead late last year, as investors poured money into stocks, especially in the small- and mid-cap sectors. But volatility increased in the new year, as investors worried that further interest-rate hikes would hurt earnings growth. Mounting concerns culminated in a severe downdraft in March and April, as investors sold off the high-priced technology and telecommunications stocks that had earlier led the market's charge.

"Mid-cap stocks
 fared well
 during the
 past six
 months."

Performance review

John Hancock Mid Cap Growth Fund's Class A, Class B and Class C shares returned 35.67%, 35.19% and 35.21%, respectively, at net asset value, during the six-month period ended April 30, 2000. These returns exceeded the 30.88% return of the average mid-cap core fund, according to Lipper, Inc. 1 (Lipper recently introduced new competitive categories that more accurately reflect the average portfolio holdings of the funds they track.) Keep in mind that your net asset value return will differ from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for long-term performance information.

[Table at top left hand column entitled "Top Five Stock Holdings." The first listing is McLeodUSA 1.7%, the second is Amphenol 1.5%, the third Teradyne 1.5%, the fourth Baker Hughes 1.4% and the fifth Scientific-Atlanta 1.4%. A note below the table reads "As a percentage of net assets on April 30, 2000."]

The Fund benefited from its focus on companies with market capitalizations between $1 billion and $10 billion, particularly in the technology and oil service sectors.

"We also
 boosted our
 health-care
 stake, buying
 mostly
 biotechnology
 names."

Technology leaders

Our biggest winners were once again technology names, especially software and electronics companies. Thanks to increased demand, i2 Technologies, a leader in inventory and production management software, and VERITAS Software and Network Appliance, both of which provide storage capabilities, returned over 100% for the six-month period. On the electronics side, several stocks we owned benefited from the cable upgrade that is currently underway. Oak Industries, a company that supplies components for the cable, TV, wireless and fiber-optics markets, did exceptionally well, following a buyout by Corning. The Fund subsequently benefited from owning Corning, which is the leading supplier of fiber for fiber-optics networks. Other top performers included Amphenol, which makes components for the cable and wireless industries, and Scientific-Atlanta, one of the foremost producers of transmission equipment and digital set-top boxes for the cable industry. Our investments in Teradyne, a leading manufacturer of testing equipment for semiconductor manufacturers, and CMGI, a holding company with a portfolio of Internet stocks, also gave a nice boost to the Fund's returns. Late in the period, we sold our stake in CMGI, which appeared to have reached full valuation.

[Table at bottom of left hand column entitled "Scorecard." The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers." The first listing is Amphenol followed by an up arrow with the phrase "Strong sales of components to cable industry." The second listing is BJ Services followed by an up arrow with the phrase "Strong demand as oil and gas companies build reserves." The third listing is ANTEC followed by a sideways arrow with the phrase "First quarter earnings below expectations." A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]

Telecommunications stumble

After strong advances in 1999, many telecommunications stocks weakened in the new year, including companies such as McLeodUSA, NEXTLINK Communications and Global Crossing that are involved with building fiber-optic networks. Although this hurt near-term returns, both McLeodUSA and NEXTLINK managed strong double-digit gains for the period. We maintained our stakes in all these companies because their prospects remained strong. McLeodUSA, which is a competitive local exchange carrier in the Midwest and Rocky Mountain areas, recently made an acquisition that will add to its nationwide data capabilities and, if anything, should accelerate its earnings growth prospects. On the wireless side, VoiceStream Wireless suffered a near-term setback because of specific issues related to its business. And ANTEC, a company that manufactures products that add telephone capabilities to cable systems, provided only modest returns to the Fund during the period. However, we remained invested in both companies.

[Bar chart at top of left hand column with heading "Fund Performance." Under the heading is a note that reads "For the six months ended April 30, 2000." The chart is scaled in increments of 10% with 0% at the bottom and 40% at the top. The first bar represents the 35.67% total return for John Hancock Mid Cap Growth Fund Class A. The second bar represents the 35.19% total return for John Hancock Mid Cap Growth Fund Class B. The third bar represents the 35.21 total return for John Hancock Mid Cap Growth Fund Class C. The fourth bar represents the 30.88% total return for Average mid-cap core fund. A note below the chart reads "Total returns for John Hancock Mid Cap Growth Fund are at net asset value with all distributions reinvested. The average mid-cap core fund is tracked by Lipper, Inc.1 See the following two pages for historical performance information."]

Energy and biotech additions

During the period, we substantially increased the Fund's stake in the oil-service area. Oil and gas companies had cut back on exploration and production in recent years, resulting in declining non-OPEC oil and gas reserves. Expecting exploration and production spending to pick up, we began adding to our investment in rig equipment and service companies like BJ Services and Baker Hughes, as well as rig-only companies like R&B Falcon and Diamond Offshore Drilling.

We also boosted our health-care stake, buying mostly biotechnology names. We focused on companies like QLT PhotoTherapeutics that have products in test; firms like Affymetrix, PE Corp.-PE Biosystems Group and Waters that design and produce equipment used by biotechnology companies; and companies like Millennium Pharmaceuticals that provide genetic information to pharmaceutical companies. To fund these new purchases, we pared back modestly in the technology and consumer sectors. We took profits mainly in Internet names like CMGI and initial public offerings (IPOs). We also sold retailers like Best Buy, Tandy (which owns Radio Shack) and Estee Lauder, which could be hurt by rising interest rates and slower consumer spending.

"Our plan is
 to use market
 weakness to
 add to our
 core investments."

Positive outlook

We expect U.S. economic growth to slow, but remain positive as the Federal Reserve continues to increase interest rates. As long as interest rates are rising, the stock market will remain volatile. However, once inflation is in check and interest rates stabilize, the stock market can again do well. Mid-cap stocks, in particular, should benefit, given their strong growth prospects. Our plan is to use market weakness to add to our core investments. We also expect to stick with our high technology weighting, which -- including telecommunications and electronics -- stands at about 65% of net assets. We believe that technology and telecommunications will continue to be the fastest-growing parts of the economy. Technology spending will most likely remain strong, resulting in healthy earnings growth and rising stock prices. Although technology stock prices relative to other measures like earnings may seem high, so is their growth potential.

-------------------------------------------------------------------------

This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Mid Cap Growth Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include an up-front maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes an up-front sales charge of 1% and a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

CLASS A
For the period ended March 31, 2000
                                                                    SINCE
                                            ONE         FIVE      INCEPTION
                                           YEAR        YEARS      (11/1/93)
                                          ------      -------      -------
Cumulative Total Returns                  68.26%(1)   201.82%      190.36%
Average Annual Total Returns              68.26%(1)    24.72%       18.09%

CLASS B
For the period ended March 31, 2000
                                                                    SINCE
                                            ONE         FIVE      INCEPTION
                                           YEAR        YEARS      (11/1/93)
                                          ------      -------      -------
Cumulative Total Returns                  70.77%(1)   204.81%      192.37%
Average Annual Total Returns              70.77%(1)    24.97%       18.22%

CLASS C
For the period ended March 31, 2000
                                                       SINCE
                                            ONE      INCEPTION
                                           YEAR       (6/1/98)
                                          ------      -------
Cumulative Total Returns                  73.14%(1)    77.75%
Average Annual Total Returns              73.14%(1)    36.93%

Note to Performance
(1) The Fund's recent returns occurred during an unusual period of performance in certain areas of the market in which the Fund invests.



WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Mid Cap Growth Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in both the Standard & Poor's 500 Index and the Russell Midcap Growth Index. The Standard & Poor's 500 Index is an unmanaged index that includes 500 widely traded common stocks and is a commonly used measure of stock market performance. The Russell Midcap Growth Index is an unmanaged index that contains those securities from the Russell Midcap Index with a greater-than-average growth orientation. It is not possible to invest in an index. Past performance is not indicative of future results.

Line chart with the heading John Hancock Mid Cap Growth Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines. The first line represents the Russell Midcap Growth Index and is equal to $37,386 as of April 30, 2000. The second line represents the Standard & Poor's 500 Index and is equal to $35,364 as of April 30, 2000. The third line represents the value of the hypothetical $10,000 investment made in the John Hancock Mid Cap Growth Fund on November 1, 1993, before sales charge, and is equal to $28,157 as of April 30, 2000. The fourth line represents the same hypothetical investment made in the John Hancock Mid Cap Growth Fund, after sales charge, and is equal to $26,749 as of April 30, 2000.

Line chart with the heading John Hancock Mid Cap Growth Fund Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Russell Midcap Growth Index and is equal to $37,386 as of April 30, 2000. The second line represents the Standard & Poor's 500 Index and is equal to $35,364 as of April 30, 2000. The third line represents the value of the hypothetical $10,000 investment made in the John Hancock Mid Cap Growth Fund on November 1, 1993, before sales charge, and is equal to $26,914 as of April 30, 2000.

Line chart with the heading John Hancock Mid Cap Growth Fund Class C, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines. The first line represents the Russell Midcap Growth Index and is equal to $17,927 as of April 30, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Mid Cap Growth Fund on June 1, 1998, before sales charge, and is equal to $16,526 as of April 30, 2000. The third line represents the same hypothetical investment made in the John Hancock Mid Cap Growth Fund, after sales charge, and is equal to $16,360 as of April 30, 2000. The fourth line represents the Standard & Poor's 500 Index and is equal to $13,650 as of April 30, 2000.

*No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

John Hancock Funds -- Mid Cap Growth Fund


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on April 30, 2000. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
April 30, 2000 (Unaudited)
--------------------------------------------------------------
Assets:
Investments at value -- Note C:
Common stocks (cost -- $303,981,357)              $398,272,580
Joint repurchase agreement
(cost -- $2,617,000)                                 2,617,000
Corporate savings account                                  668
                                             -----------------
                                                   400,890,248
Receivable for investments sold                     15,581,933
Receivable for shares sold                             247,886
Dividends receivable                                    19,333
Foreign tax receivable                                     167
Interest receivable                                      1,252
Other assets                                            26,011
                                             -----------------
Total Assets                                       416,766,830
--------------------------------------------------------------
Liabilities:
Payable for investments purchased                    3,025,877
Payable for shares repurchased                         146,877
Payable to John Hancock Advisers, Inc.
and affiliates -- Note B                               404,456
Accounts payable and accrued expenses                   51,625
                                             -----------------
Total Liabilities                                    3,628,835
--------------------------------------------------------------
Net Assets:
Capital paid-in                                    265,076,104
Accumulated net realized gain on
investments sold                                    56,494,570
Net unrealized appreciation of
investments                                         94,291,223
Accumulated net investment loss                     (2,723,902)
                                             -----------------
Net Assets                                        $413,137,995
==============================================================
Net Asset Value Per Share:
(Based on net asset values
and shares of beneficial
interest outstanding
-- unlimited number of shares
authorized with no par value)
Class A -- $169,020,846/10,356,516                      $16.32
==============================================================
Class B -- $242,038,359/15,704,546                      $15.41
==============================================================
Class C -- $2,078,790/134,982 -- Note A                 $15.40
==============================================================
Maximum Offering Price Per Share*
Class A -- ($16.32/0.95)                                $17.18
==============================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.





The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended April 30, 2000 (Unaudited)
--------------------------------------------------------------
Investment Income:
Dividends (net of foreign withholding
taxes of $250)                                        $249,110
Interest                                               212,571
Securities lending income -- Note A                    171,753
                                             -----------------
                                                       633,434
                                             -----------------
Expenses:
Investment management fee -- Note B                  1,443,253
Distribution and service fee -- Note B
Class A                                                228,893
Class B                                              1,035,707
Class C                                                  5,383
Transfer agent fee -- Note B                           484,037
Custodian fee                                           36,870
Accounting and legal services fee --
Note B                                                  33,870
Registration and filing fees                            31,530
Auditing fee                                            13,675
Printing                                                13,286
Trustees' fees                                           8,287
Miscellaneous                                            4,584
Legal fees                                               1,631
                                             -----------------
Total Expenses                                       3,341,006
--------------------------------------------------------------
Net Investment Loss                                 (2,707,572)
--------------------------------------------------------------
Realized and Unrealized Gain on Investments:
Net realized gain on investments sold               57,371,617
Change in net unrealized
appreciation/depreciation of
investments                                         32,900,452
                                             -----------------
Net Realized and Unrealized Gain on
Investments                                         90,272,069
--------------------------------------------------------------
Net Increase in Net Assets Resulting
from Operations                                    $87,564,497
==============================================================

See notes to financial statements.





The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, if any, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------
                                                                                    SIX MONTHS ENDED
                                                                  YEAR ENDED         APRIL 30, 2000
                                                               OCTOBER 31, 1999        (UNAUDITED)
                                                              -----------------     -----------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment loss                                                 ($3,587,423)          ($2,707,572)
Net realized gain on investments
sold                                                                 30,387,309            57,371,617
Change in net unrealized
appreciation/depreciation of
investments                                                          55,591,895            32,900,452
                                                              -----------------     -----------------
Net Increase in Net Assets
Resulting from Operations                                            82,391,781            87,564,497
                                                              -----------------     -----------------
Distributions to Shareholders:
Distributions from net realized gain
on investments sold
Class A -- (none and $0.8819
per share, respectively)                                                     --            (7,725,298)
Class B -- (none and $0.8819
per share, respectively)                                                     --           (10,531,936)
Class C -- (none and $0.8819
per share, respectively)                                                     --               (30,130)
                                                              -----------------     -----------------
Total Distributions to
Shareholders                                                                 --           (18,287,364)
                                                              -----------------     -----------------
From Fund Share Transactions --
Net:*                                                               (59,644,150)           85,686,520
                                                              -----------------     -----------------
Net Assets:
Beginning of period                                                 235,426,711           258,174,342
                                                              -----------------     -----------------
End of period (including
accumulated net investment loss
of $16,330 and $2,723,902,
respectively)                                                      $258,174,342          $413,137,995
                                                              =================     =================



Statement of Changes in Net Assets (continued)
---------------------------------------------------------------------------------------------------------------------------
* Analysis of Fund Share Transactions:
                                                                                                 SIX MONTHS ENDED
                                                       YEAR ENDED                                 APRIL 30, 2000
                                                    OCTOBER 31, 1999                                (UNAUDITED)
                                        ---------------------------------------     ---------------------------------------
                                               SHARES               AMOUNT                 SHARES                AMOUNT
                                        -----------------     -----------------     -----------------     -----------------
CLASS A
Shares sold                                     4,311,988           $44,751,953             4,088,766           $66,192,268
Shares reinvested                                      --                    --               559,529             7,229,118
                                        -----------------     -----------------     -----------------     -----------------
                                                4,311,988            44,751,953             4,648,295            73,421,386
Less shares repurchased                        (6,689,665)          (69,584,697)           (3,017,522)          (47,529,937)
                                        -----------------     -----------------     -----------------     -----------------
Net increase (decrease)                        (2,377,677)         ($24,832,744)            1,630,773           $25,891,449
                                        =================     =================     =================     =================
CLASS B
Shares sold                                     1,928,686           $20,530,351             4,431,108           $69,959,851
Shares reinvested                                      --                    --               792,446             9,699,559
                                        -----------------     -----------------     -----------------     -----------------
                                                1,928,686            20,530,351             5,223,554            79,659,410
Less shares repurchased                        (5,386,043)          (55,460,249)           (1,455,651)          (21,625,453)
                                        -----------------     -----------------     -----------------     -----------------
Net increase (decrease)                        (3,457,357)         ($34,929,898)            3,767,903           $58,033,957
                                        =================     =================     =================     =================
CLASS C
Shares sold                                        24,769              $256,801               115,362            $1,813,165
Shares reinvested                                      --                    --                 1,965                24,049
                                        -----------------     -----------------     -----------------     -----------------
                                                   24,769               256,801               117,327             1,837,214
Less shares repurchased                           (13,684)             (138,309)               (4,948)              (76,100)
                                        -----------------     -----------------     -----------------     -----------------
Net increase                                       11,085              $118,492               112,379            $1,761,114
                                        =================     =================     =================     =================

See notes to financial statements.





The Financial Highlights summarizes the impact of the following factors on a single share for each period indi cated: the net investment income
(loss), gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important rela tionships between some items presented in the financial statements are expressed in ratio form.

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
---------------------------------------------------------------------------------------------------------------------------------
                                                               YEAR ENDED OCTOBER 31,                            SIX MONTHS ENDED
                                    --------------------------------------------------------------------------    APRIL 30, 2000
                                       1995            1996            1997            1998            1999         (UNAUDITED)
                                    ----------      ----------      ----------      ----------      ----------      ----------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                $7.93           $9.32          $10.92          $11.40           $9.11          $12.85
                                    ----------      ----------      ----------      ----------      ----------      ----------
Net Investment Loss (1)                  (0.07)          (0.11)          (0.06)          (0.09)          (0.12)          (0.09)
Net Realized and Unrealized
Gain (Loss) on Investments                1.46            3.34            1.00           (0.89)           3.86            4.44
                                    ----------      ----------      ----------      ----------      ----------      ----------
Total from Investment
Operations                                1.39            3.23            0.94           (0.98)           3.74            4.35
                                    ----------      ----------      ----------      ----------      ----------      ----------
Less Distributions:-
Distributions from Net
Realized Gain on
Investments Sold                            --           (1.63)          (0.46)          (1.31)             --           (0.88)
                                    ----------      ----------      ----------      ----------      ----------      ----------
Net Asset Value, End of
Period                                   $9.32          $10.92          $11.40           $9.11          $12.85          $16.32
                                    ==========      ==========      ==========      ==========      ==========      ==========
Total Investment Return at
Net Asset Value (2)                     17.53%          36.15%           8.79%          (9.40%)         41.05%          35.67%(4)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                        $101,562        $156,578        $141,997        $101,138        $112,082        $169,021
Ratio of Expenses to Average
Net Assets                               1.59%           1.59%           1.59%           1.59%           1.60%           1.45%(3)
Ratio of Net Investment Loss
to Average Net Assets                   (0.87%)         (1.00%)         (0.57%)         (0.86%)         (1.14%)         (1.10%)(3)
Portfolio Turnover Rate                   155%            240%            317%            168%            153%             79%

CLASS B
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                $7.87           $9.19          $10.67          $11.03           $8.72          $12.22
                                    ----------      ----------      ----------      ----------      ----------      ----------
Net Investment Loss (1)                  (0.13)          (0.18)          (0.13)          (0.15)          (0.18)          (0.13)
Net Realized and Unrealized
Gain (Loss) on Investments                1.45            3.29            0.95           (0.85)           3.68            4.20
                                    ----------      ----------      ----------      ----------      ----------      ----------
Total from Investment
Operations                                1.32            3.11            0.82           (1.00)           3.50            4.07
                                    ----------      ----------      ----------      ----------      ----------      ----------
Less Distributions:
Distributions from Net
Realized Gain on
Investments Sold                            --           (1.63)          (0.46)          (1.31)             --           (0.88)
                                    ----------      ----------      ----------      ----------      ----------      ----------
Net Asset Value, End of
Period                                   $9.19          $10.67          $11.03           $8.72          $12.22          $15.41
                                    ==========      ==========      ==========      ==========      ==========      ==========
Total Investment Return at
Net Asset Value (2)                     16.77%          35.34%           7.84%          (9.97%)         40.14%          35.19%(4)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                        $137,363        $238,901        $204,812        $134,188        $145,816        $242,038
Ratio of Expenses to Average
Net Assets                               2.30%           2.29%           2.28%           2.27%           2.23%           2.15%(3)
Ratio of Net Investment Loss
to Average Net Assets                   (1.55%)         (1.70%)         (1.25%)         (1.54%)         (1.77%)         (1.80%)(3)
Portfolio Turnover Rate                   155%            240%            317%            168%            153%             79%

Financial Highlights (continued)
-------------------------------------------------------------------------------------
                                   PERIOD FROM
                                  JUNE 1, 1998
                                (COMMENCEMENT OF      YEAR ENDED     SIX MONTHS ENDED
                                    OPERATIONS)       OCTOBER 31,     APRIL 30, 2000
                               TO OCTOBER 31, 1998       1999           (UNAUDITED)
                               -------------------    ----------        ----------
CLASS C
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                $9.99            $8.72           $12.21
                                    ----------        ----------        ----------
Net Investment Loss (1)                  (0.06)           (0.19)           (0.14)
Net Realized and Unrealized
Gain (Loss) on Investments               (1.21)            3.68             4.21
                                    ----------        ----------        ----------
Total From Investment
Operations                               (1.27)            3.49             4.07
                                    ----------        ----------        ----------
Less Distributions:
Distributions from Net
Realized Gain on
Investments Sold                            --               --            (0.88)
                                    ----------        ----------        ----------
Net Asset Value, End of
Period                                   $8.72           $12.21           $15.40
                                    ==========        ==========        ==========
Total Investment Return at
Net Asset Value (2)                    (12.71%)(4)       40.02%           35.21%(4)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                            $100             $276           $2,079
Ratio of Expenses to Average
Net Assets                               2.29%(3)         2.30%            2.15%(3)
Ratio of Net Investment Loss
to Average Net Assets                   (1.66%)(3)       (1.82%)          (1.82%)(3)
Portfolio Turnover Rate                   168%             153%              79%

(1) Based on the average of the shares outstanding at the end of each month.

(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(3) Annualized.

(4) Not annualized.

See notes to financial statements.





The Schedule of Investments is a complete list of all securities owned by the Mid Cap Growth Fund on April 30, 2000. It's divided into two main categories: common stocks and short-term investments. The common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

Schedule of Investments
April 30, 2000 (Unaudited)
------------------------------------------------------------------------------

                                                                        NUMBER OF        MARKET
ISSUER, DESCRIPTION                                                      SHARES           VALUE
-------------------                                                    ----------     ------------
COMMON STOCKS
Advertising (1.04%)
Young & Rubicam, Inc.                                                      77,050       $4,290,722
                                                                                      ------------
Banks -- United States (1.78%)
Northern Trust Corp.                                                       61,750        3,959,719
Zions Bancorp.                                                             82,000        3,403,000
                                                                                      ------------
                                                                                         7,362,719
                                                                                      ------------
Computers (15.28%)
Art Technology Group, Inc.*                                                58,400        3,547,800
CheckFree Holdings Corp.*                                                  46,150        2,344,997
DST Systems, Inc.*                                                         24,700        1,832,431
E.piphany, Inc.*                                                            6,650          439,316
EMC Corp.*                                                                 18,850        2,618,972
Exodus Communications, Inc.*                                               18,950        1,675,891
Fiserv, Inc.*                                                              34,650        1,591,734
Globix Corp.*                                                              39,950          898,875
Hyperion Solutions Corp.*                                                  33,100        1,003,860
i2 Technologies, Inc.*                                                     35,350        4,568,987
Informix Corp.*                                                           311,150        3,422,650
Interwoven, Inc.*                                                           8,070          558,848
Lexmark International Group, Inc.  (Class A)*                              38,670        4,563,060
Mercury Interactive Corp.*                                                 37,100        3,339,000
Network Appliance, Inc.*                                                   73,800        5,456,588
NorthPoint Communications Group,  Inc.*                                   224,450        3,619,256
Parametric Technology Corp.*                                              219,250        1,788,269
Perot Systems Corp. (Class A)*                                            132,750        2,157,188
Phone.com, Inc.*                                                           25,300        2,125,200
Proxicom, Inc.*                                                            62,300        2,129,881
Rational Software Corp.*                                                   47,750        4,064,719
RealNetworks, Inc.*                                                        12,740          606,743
Siebel Systems, Inc.*                                                      19,800        2,432,925
Unisys Corp.*                                                              70,250        1,628,922
VERITAS Software Corp.*                                                    29,387        3,152,214
Viant Corp.*                                                               68,860        1,583,780
                                                                                      ------------
                                                                                        63,152,106
                                                                                      ------------
Cosmetics & Personal Care (0.45%)
Dial Corp. (The)                                                          132,050        1,840,447
                                                                                      ------------
Diversified Operations (0.81%)
Mitsubishi Corp., American Depositary  Receipts
(ADR) (Japan)                                                             191,456        3,330,549
                                                                                      ------------
Electronics (24.89%)
Aeroflex, Inc.*                                                            49,300        1,836,425
Altera Corp.*                                                              35,490        3,628,852
Amkor Technology, Inc.*                                                    29,600        1,811,150
Amphenol Corp. (Class A)*                                                  99,650        6,352,687
Analog Devices, Inc.*                                                      52,500        4,032,656
Applied Micro Circuits Corp.*                                              26,420        3,404,877
ASM Lithography Holding NV  (Netherlands)*                                 82,500        3,300,000
Atmel Corp.*                                                               79,300        3,880,744
Broadcom Corp. (Class A)*                                                  15,700        2,706,287
Conexant Systems, Inc.*                                                    54,250        3,248,219
Flextronics International, Ltd.  (Singapore)*                              43,800        3,076,950
Jabil Circuit, Inc.*                                                      119,980        4,911,681
KLA-Tencor Corp.*                                                          29,020        2,172,872
Lam Research Corp.*                                                        89,400        4,101,225
Linear Technology Corp.                                                    77,700        4,438,612
Maxim Intergrated Products, Inc.*                                          65,300        4,232,256
Molex Inc.                                                                 76,400        4,197,225
Novellus Systems, Inc.*                                                    21,600        1,440,450
Qlogic Corp.*                                                              42,450        4,258,266
Sanmina Corp.*                                                             40,200        2,414,513
SCG Holding Corp.*                                                         69,550        1,525,753
SCI Systems, Inc.*                                                         83,900        4,467,675
STMicroelectronics NV (Netherlands)                                        14,500        2,750,469
Tektronix, Inc.*                                                           54,900        3,177,338
Teradyne, Inc.*                                                            55,600        6,116,000
Vishay Intertechnology, Inc.*                                              40,700        3,413,713
Vitesse Semiconductor Corp.*                                               38,750        2,637,422
Waters Corp.*                                                              56,450        5,348,638
Xilinx, Inc.*                                                              54,090        3,962,093
                                                                                      ------------
                                                                                       102,845,048
                                                                                      ------------
Fiber Optics (3.36%)
C-COR.net Corp.*                                                          119,400        4,671,525
E-Tek Dynamics, Inc.*                                                      25,450        5,210,887
JDS Uniphase Corp.*                                                        38,800        4,023,075
                                                                                      ------------
                                                                                        13,905,487
                                                                                      ------------
Finance (1.18%)
Concord EFS, Inc.*                                                        217,450        4,865,444
                                                                                      ------------
Instruments (0.37%)
PE Corp.-PE Biosystems Group                                               25,500        1,530,000
                                                                                      ------------
Insurance (0.39%)
AFLAC, Inc.                                                                32,800        1,601,050
                                                                                      ------------
Media (8.26%)
AMFM, Inc.*                                                                77,150        5,120,831
Cox Radio, Inc. (Class A)*                                                 27,100        1,964,750
Emmis Communications Corp.  (Class A)*                                     77,190        3,280,575
Entercom Communications Corp.*                                             55,100        2,341,750
Hispanic Broadcasting Corp.*                                               22,300        2,253,694
Infinity Broadcasting Corp. (Class A)*                                    155,550        5,278,978
Pegasus Communications Corp.*                                              29,700        3,241,012
Radio One, Inc.*                                                           78,330        4,543,140
Telewest Communications Plc (ADR)  (United
Kingdom)*                                                                  55,683        3,480,188
Univision Communications, Inc.  (Class A)*                                 17,700        1,933,725
Wink Communications, Inc.*                                                 34,050          672,488
                                                                                      ------------
                                                                                        34,111,131
                                                                                      ------------
Medical (7.48%)
Affymetrix, Inc.*                                                          15,000        2,025,938
Alkermes, Inc.*                                                            19,950        1,062,337
Allergan, Inc.                                                             57,050        3,358,819
Forest Laboratories, Inc.*                                                 21,350        1,794,734
Health Management Associates, Inc.  (Class A)*                            211,400        3,369,188
Immunex Corp.*                                                             50,700        1,996,312
Incyte Pharmaceuticals, Inc.*                                              12,900          993,300
MedImmune, Inc.*                                                           20,350        3,254,728
Millennium Pharmaceuticals, Inc.*                                          29,000        2,301,875
Nycomed Amersham Plc (ADR)  (United Kingdom)                               49,910        2,058,787
Protein Design Labs, Inc.*                                                 11,800        1,197,700
QLT PhotoTherapeutics, Inc. (Canada)*                                      65,550        3,642,122
Stryker Corp.                                                              53,650        3,856,094
                                                                                      ------------
                                                                                        30,911,934
                                                                                      ------------
Office (1.17%)
Avery Dennison Corp.                                                       73,800        4,843,125
                                                                                      ------------
Oil & Gas (7.26%)
Baker Hughes, Inc.                                                        184,900        5,882,131
BJ Services Co.*                                                           77,250        5,426,812
Cooper Cameron Corp.*                                                      48,200        3,615,000
Diamond Offshore Drilling, Inc.                                            97,900        3,946,594
Grant Prideco, Inc.*                                                       74,350        1,431,238
R&B Falcon Corp.*                                                         174,500        3,620,875
Transocean Sedco Forex, Inc.                                               64,850        3,047,950
Weatherford International, Inc.*                                           74,350        3,020,469
                                                                                      ------------
                                                                                        29,991,069
                                                                                      ------------
Retail (0.55%)
Kroger Co.*                                                               121,850        2,261,841
                                                                                      ------------
Telecommunications (22.13%)
Alamosa PCS Holdings, Inc.*                                                43,900        1,251,150
Allegiance Telecom, Inc.*                                                  55,875        3,953,156
American Tower Corp. (Class A)*                                            72,250        3,359,625
ANTEC Corp.*                                                               91,350        4,910,062
Broadwing, Inc.*                                                           44,900        1,271,231
COLT Telecom Group Plc (ADR)  (United Kingdom)*                            11,645        1,988,384
Comverse Technology, Inc.*                                                 63,000        5,618,812
Corning, Inc.                                                              24,503        4,839,342
Crown Castle International Corp.*                                          66,480        2,551,170
Dobson Communications Corp.  (Class A)*                                   179,420        4,597,637
Global Crossing Ltd. (Bermuda)*                                           134,427        4,234,451
Global TeleSystems Group, Inc.*                                           103,500        1,507,219
ICG Communications, Inc.*                                                  41,500        1,234,625
IMPSAT Fiber Networks, Inc.*                                               90,900        1,437,356
Intermedia Communications, Inc.*                                           77,020        3,138,565
McLeodUSA, Inc. (Class A)*                                                287,670        7,191,750
Metromedia Fiber Network, Inc.  (Class A)*                                 85,400        2,636,725
Microcell Telecommunications, Inc.  (Class B)
(Canada)*                                                                  43,950        1,532,756
Nextel Communications, Inc. (Class A)*                                     26,700        2,921,981
NEXTLINK Communications, Inc.  (Class A)*                                  56,500        4,763,656
NTL, Inc.*                                                                 35,787        2,737,705
Partner Communications Co. Ltd.  (ADR) (Israel)*                           99,000        1,058,063
Scientific-Atlanta, Inc.                                                   90,200        5,868,638
Time Warner Telecom, Inc. (Class A)*                                       30,520        1,670,970
UnitedGlobalCom, Inc. (Class A)*                                           53,000        2,815,625
UTStarcom, Inc.*                                                           29,500        1,401,250
Versatel Telecom International NV  (ADR)
(Netherlands)*                                                             62,000        2,507,125
VoiceStream Wireless Corp.*                                                39,212        3,881,988
Western Wireless Corp. (Class A)*                                          91,550        4,548,891
                                                                                      ------------
                                                                                        91,429,908
                                                                                      ------------
TOTAL COMMON STOCKS (Cost $303,981,357)                                   (96.40%)     398,272,580
                                                                        ---------     ------------

                                                           INTEREST      PAR VALUE
                                                             RATE     (000s OMITTED)
                                                           --------    ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (0.64%)
Investment in a joint repurchase
agreement transaction with SBC
Warburg, Inc. -- Dated  04-28-00, due
05-01-00 (Secured by U.S. Treasury
Bonds, 5.50% thru 9.25%, due 02-15-16
thru 08-15-28)  -- Note A                                   5.73%          $2,617        2,617,000
                                                                                      ------------
Corporate Savings Account (0.00%)
Investors Bank & Trust Company Daily
Interest Savings Account Current Rate
4.85%                                                                                          668
                                                                                      ------------
TOTAL SHORT-TERM INVESTMENTS                                               (0.64%)       2,617,668
                                                                        ---------     ------------
TOTAL INVESTMENTS                                                         (97.04%)     400,890,248
                                                                        ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                                          (2.96%)      12,247,747
                                                                        ---------     ------------
TOTAL NET ASSETS                                                         (100.00%)    $413,137,995
                                                                        =========     ============

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




Portfolio Concentration (Unaudited)
------------------------------------------------------------------------
The Mid Cap Growth Fund invests primarily in common stocks of U.S. and foreign issuers. The performance of the Fund is closely tied to the economic and financial conditions within the countries in which it invests. The concentration of investments by industry category for individual securities held by the Fund is shown in the schedule of investments.

In addition, concentration of investments can be aggregated by various countries. The table below shows the percentages of the Fund's investments at April 30, 2000 assigned to country categories.

                                         MARKET VALUE
                                       AS A PERCENTAGE
                                           OF FUND'S
COUNTRY DIVERSIFICATION                   NET ASSETS
-----------------------                   ----------
Bermuda                                      1.03%
Canada                                       1.25
Israel                                       0.26
Japan                                        0.81
Netherlands                                  2.07
Singapore                                    0.74
United Kingdom                               1.82
United States                               88.42
Short-term Investments                       0.64
                                          -------
TOTAL INVESTMENTS                           97.04%
                                          =======



NOTES TO FINANCIAL STATEMENTS

John Hancock Funds -- Mid Cap Growth Fund

(UNAUDITED)
NOTE A --
ACCOUNTING POLICIES

John Hancock Investment Trust III is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of four series: John Hancock Mid Cap Growth Fund (the "Fund"), John Hancock Global Fund, John Hancock Large Cap Growth Fund and John Hancock International Fund. The other three series of the Trust are reported in separate financial statements. The investment objective of the Fund is long-term capital appreciation.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan. Beginning May 1, 2000, all retail purchases of Class C shares will be assessed a 1.00% up-front sales charge.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation."

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis for both financial reporting and federal income tax purposes. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, at October 31, 1999, the Fund had $6,126,325 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforwards are used by the Fund, no capital gain distributions will be made. The Fund's carryforwards expire as follows: October 31, 2000 -- $12,856, October 31, 2001 -- $1,657,886
and October 31, 2002 -- $4,455,583. Availability of a certain amount of loss carryforwards which were acquired on September 6, 1996 and December 16, 1994 in mergers, may be limited in a given year.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in unsecured lines of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund based on its borrowing. In addition, a commitment fee is charged based on the average daily unused portion of the lines of credit and is allocated among the participating funds. The Fund had no borrowing activity for the period ended April 30, 2000.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At April 30, 2000, there were no outstanding security loans.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk other than the offset by the currency amount of the underlying transaction.

At April 30, 2000, there were no open foreign currency forward contracts.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts for non-speculative purposes. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments to and from the broker, known as "variation margin," are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

At April 30, 2000, there were no open positions in financial futures contracts.

NOTE B --
MANAGEMENT FEE, AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis, to the sum of: (a) 0.80% of the first $500,000,000 of the Fund's average daily net asset value, (b) 0.75% of the next $500,000,000 and (c) 0.70% of the Fund's average daily net asset value in excess of $1,000,000,000.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended April 30, 2000, net sales charges received with regard to sales of Class A shares amounted to $168,367. Out of this amount, $20,732 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $66,009 was paid as sales commissions to unrelated broker-dealers and $81,626 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended April 30, 2000, contingent deferred sales charges paid to JH Funds amounted to $100,482.

Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class C shares. For the period ended April 30, 2000, contingent deferred sales charges paid to JH Funds amounted to $137.

In addition, to reimburse JH Funds for the services it provides as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Stephen L. Brown, Ms. Maureen R. Ford and Mr. Richard S.
Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended April 30, 2000 aggregated $331,180,505 and $277,559,480, respectively. There were no purchases or sales of obli-gations of the U.S. government and its agencies during the period ended April 30, 2000.

The cost of investments owned at April 30, 2000 (excluding the corporate savings account) for federal income tax purposes was $307,454,696. Gross unrealized appreciation and depreciation of investments aggregated $128,112,223 and $34,677,339, respectively, resulting in net unrealized appreciation of $93,434,884.


[THIS PAGE INTENTIONALLY LEFT BLANK]


[THIS PAGE INTENTIONALLY LEFT BLANK]


[THIS PAGE INTENTIONALLY LEFT BLANK]


A 1/2" by 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A Global Investment Management Firm."

101 Huntington Avenue, Boston, MA 02199-7603
1-800-225-5291 1-800-554-6713 (TDD)
Internet: www.jhfunds.com

Bulk Rate
U.S. Postage
PAID
Randolph, MA
Permit No. 75

This report is for the information of shareholders of the John Hancock Mid Cap Growth Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

A recycled logo in lower left hand corner with the caption "Printed on Recycled Paper."

390SA  4/00
       6/00






The latest report from your
Fund's management team

SEMIANNUAL REPORT

International
Fund

APRIL 30, 2000



TRUSTEES
Dennis S. Aronowitz*
Stephen L. Brown
Richard P. Chapman, Jr.
William J. Cosgrove*
Leland O. Erdahl
Richard A. Farrell
Maureen R. Ford
Gail D. Fosler
William F. Glavin
Dr. John A. Moore
Patti McGill Peterson
John W. Pratt*
Richard S. Scipione
*Members of the Audit Committee

OFFICERS
Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman, President and
Chief Executive Officer
Osbert M. Hood
Executive Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

SUB-INVESTMENT ADVISER
Indocam International Investment
90 Boulevard Pasteur
Paris, France 75015

PRINCIPAL DISTRIBUTOR
John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803



CEO CORNER

[A 1" x 1" photo of Maureen R. Ford, Vice Chairman, President and
Chief Executive Officer, flush right next to second paragraph.]

DEAR FELLOW SHAREHOLDERS:

Over the last six months, New Economy technology stocks dominated the business-news headlines and the stock market's performance. Red-hot tech stocks pushed the NASDAQ Composite Index to the stratosphere, as investors single-mindedly pursued anything technology related. But after setting a new high on March 10 amid significantly heightened volatility, the tables started to turn rapidly. Concerns about Microsoft's antitrust ruling and out-of-sight valuation levels finally triggered waves of selling that sent the index down nearly 25% from its high by the end of April.

In this same period, fixed-income securities of all types, including bonds and preferred stocks, struggled as interest rates rose on fears that the roaring U.S. economy and the rebound of many others around the world would spark an inflation outbreak.

While the battle between old and new rages on, several things are clear:
More than ever, diversification and a long-term investment perspective are two of an investor's best allies. Since not all parts of your portfolio will perform equally well all the time, we believe it is important to allocate your assets among different types of investments and funds that target a variety of stock- and bond-market segments. This strategy, executed under the guidance of a seasoned investment professional, could provide you with a better chance of both realizing longer-term results and weathering the market's changing conditions.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, VICE CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER



BY MIREN ETCHEVERRY FOR THE PORTFOLIO MANAGEMENT TEAM

[A 3" x 2" photo at bottom right side of page of John Hancock
International Fund. Caption below reads "Fund management team members (l-r): Didier Le Conte, Miren Etcheverry, Alessandra
Gaudio and Jean-Claude Kaltenbach."]

John Hancock
International Fund

Technology stocks dominate overseas financial markets in last six months

Overseas stock markets produced solid results over the last six months, with the "TMT" sectors -- technology, media and telecommunications -- the main drivers of performance. Even with the increasingly sharp volatility that culminated in tech stocks' plunge in March and April, TMT stocks in markets worldwide still posted strong gains for the six-month period, as investors were riveted to so-called New Economy stocks.

The world's advances were not restricted to one region, although some parts of the world did better than others. As it became even clearer that economies everywhere were picking up steam, the emerging markets of Eastern Europe and Latin America benefited most. With improved conditions, investors seeking higher growth appeared more confident that they could find it in these newly emerging countries.

"Overseas
 stock mar-
 kets pro-
 duced solid
 results..."

By contrast, most Asian markets, with the exception of Hong Kong, were more lackluster, pausing after their significant rise last year. Furthermore, Japan's market faltered on concerns that the country's economy had fallen back into recession. European markets rallied as economic recovery continued there and stocks were attractively valued. But the continuing decline in the year-old European currency, the euro, took away those gains for U.S.-dollar-based investors. Overall, overseas markets, as measured by the Fund's benchmark, the MSCI All Country World Free Ex-U.S. Index, were up 8.40%.

[Pie chart at top left hand column with heading "Portfolio Diversification." The chart is divided into seven sections (from top to left): Latin America 1%, Canada 4%, Short-Term Investments & Other 7%, Pacific Rim ex Japan 9%, United Kingdom & Ireland 17%, Japan 25% and Continental Europe 37%. A note below the chart reads "As a percentage of net assets on April 30, 2000."]

"...our valua-
 tion discipline
 prevented us
 from buying
 the hot
 technology
 names..."

Fund performance

For the six months ended April 30, 2000, John Hancock International Fund's Class A, Class B and Class C shares posted total returns of 5.15%, 4.86% and 4.96%, respectively, at net asset value. That compared with the 14.17% return of the average international fund, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Historical performance information can be found on pages six and seven.

[Table at bottom of left hand column entitled "Scorecard." The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers." The first listing is Nokia followed by an up arrow with the phrase "Dominant player in booming wireless communications market." The second listing is Nomura Securities followed by an up arrow with the phrase "Strengthened Japanese stock market boosts trading and earnings." The third listing is Carrefour followed by a down arrow with the phrase "Price wars and inaction on a pending merger hurt large French retailer." A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]

Fund overweighted in tech, but not enough

Since technology, media and telecom stocks were the dominant groups, our holdings there were some of our best performers, including Finland's Nokia, Germany's Mannesmann, Canada's Nortel Networks and Japan's Sony. Even though we were overweighted in tech and telecom stocks compared to the index, our overweighting was less than that of our peers. That held back our relative performance, since TMT was a group that moved so dramatically during the period. We did not take a more aggressive stand in the tech group because our valuation discipline prevented us from buying the hot technology names that had reached sky-high valuation levels. In fact, we took some profits in this sector as it made its ascent.

Our stock selection in the United Kingdom also held us back. The U.K. market turned in negative results this period due to concerns about the economy and rising interest rates, as well as investor focus elsewhere in Europe and Asia where there were more obvious catalysts for growth. Some of the Fund's biggest disappointments were U.K. companies Vodafone, Lloyds and Unilever.

Japan, Europe still focus areas

We are maintaining an overweighting in Japan of 25% of the Fund's net assets because, despite short-term setbacks, the economic picture is showing signs of improving slowly but surely. We would rather see a gradual, tentative recovery in Japan than a sharp one, because it helps maintain the discipline needed to ensure that recovery and corporate reform actually happen in the long term. We also see real opportunity in the corporate restructurings that continue to take place there. Our focus remains on companies that stand to benefit from economic recovery, corporate restructuring and the worldwide telecommunications boom.

To take advantage of the growing opportunity in Japan, we trimmed our stake in Western Europe to an underweighted 54% of net assets. After the Continent's strong run-up last year, European stocks appear fully valued compared to Japan, especially in the technology and telecommunications areas. We continue to prefer countries in continental Europe to the U.K., where the outlook for earnings growth is less certain. The Continent is where most of the positive developments are occurring, including a more robust economic growth picture and corporate restructurings.

[Bar chart at top of left hand column with heading "Fund Performance." Under the heading is a note that reads "For the six months ended April 30, 2000." The chart is scaled in increments of 5% with 0% at the bottom and 20% at the top. The first bar represents the 5.15% total return for John Hancock International Fund Class A. The second bar represents the 4.86% total return for John Hancock International Fund Class B. The third bar represents the 4.96% total return for John Hancock International Fund Class
C. The fourth bar represents the 14.17 total return for Average international fund. A note below the chart reads "Total returns for John Hancock International Fund are at net asset value with all distributions reinvested. The average international fund is tracked by Lipper, Inc.1 See the following two pages for historical performance information."]

Expanding our emerging world stake

During the period, we increased our exposure to emerging markets. Valuations were attractive, the emerging economies continued to improve with strong signs of growth, and the world economic environment was more friendly. We have taken a diversified, lower-risk approach, adding stocks across Eastern Europe, Asia and Latin America, with the biggest emphasis on Asia. In the last six months, we added to our emerging-market stake by establishing small positions in the Philippines, Turkey, Hungary, Greece, Israel, South Africa, Brazil, Chile and Argentina. Our investments for the most part were in the most liquid, blue-chip stocks of each country.

Going forward

The current macroeconomic environment of high growth with low inflation, combined with continued corporate restructurings, provides a positive backdrop for international equities. We are increasingly positive about Japan, where the fundamentals and valuation levels are good, and Asia overall. Corporate and economic reforms and the return to a more sustainable level of earnings growth, through increased domestic demand, will be the main forces behind performance of the Asian markets for the rest of the year. Emerging markets should continue to benefit from the strength of the developed world's economies and positive trends toward keeping inflation in check.

"We are
 increasingly
 positive about
 Japan...and
 Asia overall."

As for the Fund, the addition January 1 of a subadviser, Indocam International Investment Services, should bolster our investment capabilities, but will not alter our strategy. We will continue to own a diversified portfolio of stocks chosen through a combination of top-down country and sector allocations, which take political and economic factors into consideration, and bottom-up individual stock selection, targeting companies with stable growth, reasonable valuations and strong management.

-------------------------------------------------------------------------

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock International Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include an up-front maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes an up-front sales charge of 1% and a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus for a discussion of the risks associated with international investing, including currency and political risks and differences in accounting standards and financial reporting, before you invest or send money.

CLASS A
For the period ended March 31, 2000
                                                                  SINCE
                                            ONE         FIVE    INCEPTION
                                           YEAR        YEARS     (1/3/94)
                                          -----        -----      ------
Cumulative Total Returns                  23.47%       58.52%     45.97%
Average Annual Total Returns(1)           23.47%        9.65%      6.25%

CLASS B
For the period ended March 31, 2000
                                                                  SINCE
                                            ONE         FIVE    INCEPTION
                                           YEAR        YEARS     (1/3/94)
                                          -----        -----      ------
Cumulative Total Returns                  24.08%       58.84%     47.04%
Average Annual Total Returns(1)           24.08%        9.70%      6.37%

CLASS C
For the period ended March 31, 2000
                                                       SINCE
                                            ONE      INCEPTION
                                           YEAR       (6/1/98)
                                          -----        ------
Cumulative Total Returns                  26.86%       30.42%
Average Annual Total Returns(1)           26.86%       15.62%

Note to Performance

(1) Effective January 3, 1994, the Adviser has temporarily voluntarily undertaken to limit the Fund's expenses, including the management fee
    (but not including the transfer agent fee and 12b-1 fee) to 0.90% of the Fund's daily net asset value. Without the limitation of expenses, the average annual total returns for the one-year period, five-year period and since inception would have been 21.90%, 7.87% and 4.30%, respectively, for Class A shares and 22.50%, 7.91% and 4.42%, respectively, for Class B shares. The average annual total returns for the one-year period and since inception would have been 25.25% and 13.87%, respectively, for Class C shares.




WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock International Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Morgan Stanley Capital International
(MSCI) All Country World Free Ex-U.S. Index, which measures the performance of a broad range of developed and emerging stock markets around the world. The index represents "free" securities that are traded freely on equity exchanges around the world. It is not possible to invest in an index. Past performance is not indicative of future results.

Line chart with the heading John Hancock International Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the MSCI All Country World Free Ex-U.S. Index and is equal to $18,195 as of April 30, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock International Fund on January 3, 1994, before sales charge, and is equal to $13,846 as of April 30, 2000. The third line represents the same investment made in the John Hancock International Fund, after sales charge, and is equal to $13,154 as of April 30, 2000.

Line chart with the heading John Hancock International Fund Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the MSCI All Country World Free Ex-U.S. Index and is equal to $18,195 as of April 30, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock International Fund on January 3, 1994, before sales charge, and is equal to $13,247 as of April 30, 2000.

Line chart with the heading John Hancock International Fund Class C, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the MSCI All Country World Free Ex-U.S. Index and is equal to $12,685 as of April 30, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock International Fund on June 1, 1998, before sales charge, and is equal to $11,863 as of April 30, 2000. The third line represents the same investment made in the John Hancock International Fund, after sales charge, and is equal to $11,744 as of April 30, 2000.

*No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

John Hancock Funds -- International Fund


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on April 30, 2000. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
April 30, 2000 (Unaudited)
--------------------------------------------------------------
Assets:
Investments at value -- Note C:
Common and preferred stocks
and warrants (cost -- $21,012,182)                 $24,489,280
Short-term investments
(cost -- $4,696,481) -- Note A                       4,696,481
                                             -----------------
                                                    29,185,761
Cash                                                       457
Foreign currency, at value
(cost -- $373,574)                                     374,431
Receivable for investments sold                        406,534
Receivable for forward foreign currency
exchange contacts sold -- Note A                         1,701
Receivable for shares sold                               2,662
Dividends receivable                                    51,241
Foreign tax receivable                                   5,716
Interest receivable                                        451
Other assets                                               712
                                             -----------------
Total Assets                                        30,029,666
--------------------------------------------------------------
Liabilities:
Payable for investments purchased                      332,176
Payable for forward foreign currency
exchange contacts purchased -- Note A                    7,716
Payable for shares repurchased                           2,022
Payable upon return of securities on
loan -- Note A                                       3,751,481
Payable to John Hancock Advisers, Inc.
and affiliates -- Note B                                15,010
Accounts payable and accrued expenses                   54,246
                                             -----------------
Total Liabilities                                    4,162,651
--------------------------------------------------------------
Net Assets:
Capital paid-in                                     22,705,785
Accumulated net realized loss on
investments and foreign currency
transactions                                           (40,765)
Net unrealized appreciation of
investments and foreign currency
transactions                                         3,475,127
Accumulated net investment loss                       (273,132)
                                             -----------------
Net Assets                                         $25,867,015
==============================================================
Net Asset Value Per Share:
(Based on net asset values and shares of beneficial interest outstanding -- unlimited number of shares authorized with no par value)
Class A -- $11,120,514/1,002,550                        $11.09
==============================================================
Class B -- $14,287,415/1,342,961                        $10.64
==============================================================
Class C -- $459,086/43,125 -- Note A                    $10.65
==============================================================
Maximum Offering Price Per Share*
Class A -- ($11.09/0.95)                                $11.67
==============================================================
* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements.




The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended April 30, 2000 (Unaudited)
--------------------------------------------------------------
Investment Income:
Dividends (net of foreign withholding
taxes of $13,436)                                      $90,830
Interest (including income on
securities loaned of $3,103)                            33,208
                                             -----------------
                                                       124,038
                                             -----------------
Expenses:
Investment management fee -- Note B                    113,049
Distribution and service fee -- Note B
Class A                                                 14,388
Class B                                                 62,058
Class C                                                  1,617
Custodian fee                                           94,678
Transfer agent fee -- Note B                            77,724
Registration and filing fees                            20,610
Auditing fee                                            18,928
Printing                                                 7,726
Legal fees                                               2,347
Accounting and legal services fee --
Note B                                                   2,037
Miscellaneous                                              587
Trustees' fees                                             541
                                             -----------------
Total Expenses                                         416,290
--------------------------------------------------------------
Less Expense Reductions -- Note B                     (158,760)
--------------------------------------------------------------
Net Expenses                                           257,530
--------------------------------------------------------------
Net Investment Loss                                   (133,492)
--------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions:
Net realized gain on investments sold                   42,170
Net realized loss on foreign currency
transactions                                           (53,604)
Change in net unrealized
appreciation/depreciation of
investments                                            678,792
Change in net unrealized
appreciation/depreciation of foreign
currency transactions                                   (1,098)
                                             -----------------
Net Realized and Unrealized Gain on
Investments and Foreign Currency
Transactions                                           666,260
--------------------------------------------------------------
Net Increase in Net Assets Resulting
from Operations                                       $532,768
==============================================================

See notes to financial statements.





The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, if any, and any increase or decrease in money shareholders invested in the Fund.
The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------
                                                                                    SIX MONTHS ENDED
                                                                  YEAR ENDED         APRIL 30, 2000
                                                               OCTOBER 31, 1999        (UNAUDITED)
                                                              -----------------     -----------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment loss                                                    ($98,658)            ($133,492)
Net realized gain (loss) on
investments sold and foreign
currency transactions                                                 1,232,968               (11,434)
Change in net unrealized
appreciation/depreciation of
investments and foreign currency
transactions                                                          2,432,425               677,694
                                                              -----------------     -----------------
Net Increase in Net Assets
Resulting from Operations                                             3,566,735               532,768
                                                              -----------------     -----------------
Distributions to Shareholders:
Distributions from net realized gain on investments sold
Class A -- (none and $0.4521 per share, respectively)                        --              (295,164)
Class B -- (none and $0.4521 per share, respectively)                        --              (409,638)
Class C -- (none and $0.4521 per share, respectively)                        --                (7,457)
                                                              -----------------     -----------------
Total Distributions to
Shareholders                                                                 --              (712,259)
                                                              -----------------     -----------------
From Fund Share Transactions -- Net:*                                (2,414,954)            9,035,334
                                                              -----------------     -----------------
Net Assets:
Beginning of period                                                  15,859,391            17,011,172
                                                              -----------------     -----------------
End of period (including
accumulated net investment loss
of $139,640 and $273,132,
respectively)                                                       $17,011,172           $25,867,015
                                                              =================     =================



Statement of Changes in Net Assets (continued)
---------------------------------------------------------------------------------------------------------------------------
* Analysis of Fund Share Transactions:
                                                                                                 SIX MONTHS ENDED
                                                       YEAR ENDED                                 APRIL 30, 2000
                                                    OCTOBER 31, 1999                                (UNAUDITED)
                                        ---------------------------------------     ---------------------------------------
                                               SHARES               AMOUNT                 SHARES                AMOUNT
                                        -----------------     -----------------     -----------------     -----------------
CLASS A
Shares sold                                     1,992,880           $19,868,374             2,081,883           $24,253,727
Shares issued to shareholders in
reinvestment of distributions                          --                    --                24,779               272,570
                                        -----------------     -----------------     -----------------     -----------------
                                                1,992,880            19,868,374             2,106,662            24,526,297
Less shares repurchased                        (2,012,650)          (20,158,135)           (1,778,652)          (20,926,766)
                                        -----------------     -----------------     -----------------     -----------------
Net increase (decrease)                           (19,770)            ($289,761)              328,010            $3,599,531
                                        =================     =================     =================     =================
CLASS B
Shares sold                                       679,532            $6,557,542               671,157            $7,684,261
Shares issued to shareholders in
reinvestment of distributions                          --                    --                30,267               320,235
                                        -----------------     -----------------     -----------------     -----------------
                                                  679,532             6,557,542               701,424             8,004,496
Less shares repurchased                          (922,491)           (8,828,604)             (252,655)           (2,862,399)
                                        -----------------     -----------------     -----------------     -----------------
Net increase (decrease)                          (242,959)          ($2,271,062)              448,769            $5,142,097
                                        =================     =================     =================     =================
CLASS C
Shares sold                                        16,886              $164,040                36,146              $412,230
Shares issued to shareholders in
reinvestment of distributions                          --                    --                   704                 7,451
                                        -----------------     -----------------     -----------------     -----------------
                                                   16,886               164,040                36,850               419,681
Less shares repurchased                            (1,879)              (18,171)              (11,448)             (125,975)
                                        -----------------     -----------------     -----------------     -----------------
Net increase                                       15,007              $145,869                25,402              $293,706
                                        =================     =================     =================     =================

See notes to financial statements.





The Financial Highlights summarizes the impact of the following factors on a single share for each period indi cated: the net invest ment income, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the commencement of operations. Additionally, important rela tionships between some items presented in the financial statements are expressed in ratio form.

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
---------------------------------------------------------------------------------------------------------------------------------
                                                               YEAR ENDED OCTOBER 31,                            SIX MONTHS ENDED
                                    --------------------------------------------------------------------------    APRIL 30, 2000
                                       1995            1996            1997            1998            1999         (UNAUDITED)
                                    ----------      ----------      ----------      ----------      ----------      ----------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                $8.65           $8.14           $8.70           $8.41           $8.81          $10.95
                                    ----------      ----------      ----------      ----------      ----------      ----------
Net Investment Income (Loss)              0.04            0.06(1)        (0.02)(1)        0.00(1,7)      (0.02)(1)       (0.05)(1)
Net Realized and Unrealized
Gain (Loss) on Investments
and Foreign Currency
Transactions                             (0.47)           0.50           (0.26)           0.47            2.16            0.64
                                    ----------      ----------      ----------      ----------      ----------      ----------
Total from Investment
Operations                               (0.43)           0.56           (0.28)           0.47            2.14            0.59
                                    ----------      ----------      ----------      ----------      ----------      ----------
Less Distributions:
Dividends from Net
Investment Income                        (0.03)             --           (0.01)             --              --              --
Distributions from Net
Realized Gain on
Investments Sold and
Foreign Currency
Transactions                             (0.05)             --              --           (0.07)             --           (0.45)
                                    ----------      ----------      ----------      ----------      ----------      ----------
Total Distributions                      (0.08)             --           (0.01)          (0.07)             --           (0.45)
                                    ----------      ----------      ----------      ----------      ----------      ----------
Net Asset Value, End of
Period                                   $8.14           $8.70           $8.41           $8.81          $10.95          $11.09
                                    ==========      ==========      ==========      ==========      ==========      ==========
Total Investment Return at
Net Asset Value (2)                     (4.96%)          6.88%          (3.22%)          5.61%          24.29%           5.15%(3)
Total Adjusted Investment
Return at Net Asset Value (2,4)         (8.12%)          5.33%          (4.52%)          3.75%          22.44%           4.45%(3)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                          $4,215          $5,098          $4,965          $6,116          $7,388         $11,122
Ratio of Expenses to Average
Net Assets                               1.64%           1.75%           1.73%(8)        1.79%(8)        1.96%           1.89%(5)
Ratio of Adjusted Expenses
to Average Net Assets (6)                4.80%           3.30%           3.03%(8)        3.65%(8)        3.81%           3.29%(5)
Ratio of Net Investment
Income (Loss) to Average
Net Assets                               0.56%           0.68%          (0.16%)          0.04%          (0.20%)         (0.79%)(5)
Ratio of Adjusted Net
Investment Loss to Average
Net Assets (6)                          (2.60%)         (0.87%)         (1.46%)         (1.82%)         (2.05%)         (2.19%)(5)
Portfolio Turnover Rate                    69%             83%            169%            129%            113%             59%
Fee Reduction Per Share (1)              $0.25           $0.14           $0.12           $0.17           $0.18           $0.08



Financial Highlights (continued)
---------------------------------------------------------------------------------------------------------------------------------
                                                               YEAR ENDED OCTOBER 31,                            SIX MONTHS ENDED
                                    --------------------------------------------------------------------------    APRIL 30, 2000
                                       1995            1996            1997            1998            1999         (UNAUDITED)
                                    ----------      ----------      ----------      ----------      ----------      ----------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                $8.61           $8.05           $8.55           $8.22           $8.55          $10.55
                                    ----------      ----------      ----------      ----------      ----------      ----------
Net Investment Income (Loss)             (0.03)           0.00(1,7)      (0.08)(1)       (0.06)(1)       (0.09)(1)       (0.08)(1)
Net Realized and Unrealized
Gain (Loss) on Investments
and Foreign Currency
Transactions                             (0.48)           0.50           (0.25)           0.46            2.09            0.62
                                    ----------      ----------      ----------      ----------      ----------      ----------
Total from Investment
Operations                               (0.51)           0.50           (0.33)           0.40            2.00            0.54
                                    ----------      ----------      ----------      ----------      ----------      ----------
Less Distributions:
Distributions from Net
Realized Gain on
Investments Sold and
Foreign Currency
Transactions                             (0.05)             --              --           (0.07)             --           (0.45)
                                    ----------      ----------      ----------      ----------      ----------      ----------
Net Asset Value, End of
Period                                   $8.05           $8.55           $8.22           $8.55          $10.55          $10.64
                                    ==========      ==========      ==========      ==========      ==========      ==========
Total Investment Return at
Net Asset Value (2)                     (5.89%)          6.21%          (3.86%)          4.88%          23.39%           4.86%(3)
Total Adjusted Investment
Return at Net Asset Value (2,4)         (9.05%)          4.66%          (5.16%)          3.02%          21.54%           4.16%(3)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                          $3,990          $8,175          $8,713          $9,720          $9,436         $14,285
Ratio of Expenses to Average
Net Assets                               2.52%           2.45%           2.43%(8)        2.49%(8)        2.63%           2.57%(5)
Ratio of Adjusted Expenses
to Average Net Assets (6)                5.68%           4.00%           3.73%(8)        4.35%(8)        4.48%           3.97%(5)
Ratio of Net Investment
Income (Loss) to Average
Net Assets                              (0.37%)          0.02%          (0.88%)         (0.66%)         (0.91%)         (1.47%)(5)
Ratio of Adjusted Net
Investment Loss to Average
Net Assets (6)                          (3.53%)         (1.53%)         (2.18%)         (2.52%)         (2.76%)         (2.87%)(5)
Portfolio Turnover Rate                    69%             83%            169%            129%            113%             59%
Fee Reduction Per Share (1)              $0.25           $0.14           $0.12           $0.17           $0.18           $0.08



Financial Highlights (continued)
----------------------------------------------------------------------------------------------------------------------------------
                                         PERIOD FROM
                                         JUNE 1, 1998
                                       (COMMENCEMENT OF                    SIX MONTHS ENDED
                                        OPERATIONS) TO      YEAR ENDED      APRIL 30, 2000
                                       OCTOBER 31, 1998  OCTOBER 31, 1999    (UNAUDITED)
                                       ----------------  ----------------     ---------
CLASS C
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                    $9.36             $8.55            $10.57
                                           -------           -------           -------
Net Investment Loss (1)                      (0.03)            (0.10)            (0.08)
Net Realized and Unrealized
Gain (Loss) on Investments
and Foreign Currency
Transactions                                 (0.78)             2.12              0.61
                                           -------           -------           -------
Total from Investment
Operations                                   (0.81)             2.02              0.53
                                           -------           -------           -------
Less Distributions:
Distributions from Net
Realized Gain on
Investments Sold and
Foreign Currency
Transactions                                    --                --             (0.45)
                                           -------           -------           -------
Net Asset Value, End of
Period                                       $8.55            $10.57            $10.65
                                           =======           =======           =======
Total Investment Return at
Net Asset Value (2)                         (8.65%)(3)        23.63%             4.96%(3)
Total Adjusted Investment
Return at Net Asset Value (2,4)             (9.43%)(3)        21.78%             4.26%(3)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                                 $23              $187              $460
Ratio of Expenses to Average
Net Assets                                   2.29%(5,8)        2.66%             2.59%(5)
Ratio of Adjusted Expenses
to Average Net Assets (6)                    4.15%(5,8)        4.51%             3.99%(5)
Ratio of Net Investment Loss
to Average Net Assets                       (1.27%)(5)        (1.04%)           (1.42%)(5)
Ratio of Adjusted Net
Investment Loss to Average
Net Assets (6)                              (3.13%)(5)        (2.89%)           (2.82%)(5)
Portfolio Turnover Rate                       129%              113%               59%
Fee Reduction Per Share (1)                  $0.07             $0.18             $0.08


(1) Based on the average of the shares outstanding at the end of each month.

(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(3) Not annualized.

(4) An estimated total return calculation that does not take into consideration management fee reductions and other expense subsidies by the Adviser during the periods shown.

(5) Annualized.

(6) Unreimbursed, without fee reduction.

(7) Less than $0.01 per share.

(8) Expense ratios do not include interest expense due to bank loans, which amounted to less than 0.01%.

See notes to financial statements.





Schedule of Investments
April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the International Fund on April 30, 2000. It's divided into four main categories: common stocks, preferred stocks, warrants and short-term investments. Common and preferred stocks and warrants are further broken down by country. Short-term investments, which represent the Fund's
"cash" position, are listed last.

                                                                        NUMBER OF        MARKET
ISSUER, DESCRIPTION                                                      SHARES           VALUE
-------------------                                                    ----------     ------------
COMMON STOCKS
Argentina (0.06%)
PC Holdings SA (Class B)  (Diversified
Operations)                                                                10,500          $15,971
                                                                                      ------------
Australia (0.82%)
Davnet Ltd.* (Telecommunications)                                           7,880           11,275
Publishing & Broadcasting Ltd. (Media)                                      9,440           73,322
Telstra Corp., Ltd. (Telecommunications)                                    9,594           41,125
Westpac Banking Corp. Ltd.  (Banks -- Foreign)                              9,470           60,448
WMC Ltd. (Metal)                                                            6,493           26,960
                                                                                      ------------
                                                                                           213,130
                                                                                      ------------
Belgium (0.00%)
Fortis AG* (Certificate De Valeur Garantie)
(Insurance)                                                                 1,134               10
                                                                                      ------------
Brazil (0.54%)
Companhia Brasileira de Distribuicao  Grupo Pao
de Acucar, American Depository Receipts (ADR)
(Retail)                                                                    1,300           37,050
Companhia Paranaense de Energia-Copel  (ADR)
(Utilities)                                                                 3,400           25,075
Tele Norte Leste Participacoes SA (ADR)
(Telecommunications)                                                           67            1,193
Telecomunicacoes Brasileiras SA (ADR)
(Telecommunications)                                                          500           59,094
Uniao de Bancos Brasileiros SA,  Global
Depository Receipts (GDR)  (Finance)                                          720           17,955
                                                                                      ------------
                                                                                           140,367
                                                                                      ------------
Canada (4.35%)
Bombardier, Inc.  (Diversified Operations)                                 19,136         $514,291
Nortel Networks Corp.  (Telecommunications)                                 3,123          353,022
Suncor Energy, Inc. (Oil & Gas)                                             6,000          256,263
                                                                                      ------------
                                                                                         1,123,576
                                                                                      ------------
Chile (0.11%)
Empresa Nacional de Electricidad SA  (ADR)
(Utilities)                                                                 2,500           28,750
                                                                                      ------------
China (0.08%)
Shandong International Power Development  Co.,
Ltd. (Utilities)                                                          200,000           20,285
                                                                                      ------------
Finland (2.82%)
Nokia Oyj (Telecommunications)                                             10,742          616,206
Nordic Baltic Holding AB  (Banks -- Foreign)                                9,055           57,294
Sonera Oyj (Telecommunications)                                             1,000           55,001
                                                                                      ------------
                                                                                           728,501
                                                                                      ------------
France (10.27%)
Accor SA (Leisure)                                                          2,300           85,414
Alcatel SA (Telecommunications)                                               905          209,798
Banque Nationale de Paris  (Banks -- Foreign)                               1,000           80,819
Bouygues SA (Building)                                                        273          174,225
Bouygues SA (New)* (Building)                                                  18           11,504
Cap Gemini SA (Computers)                                                     450           88,365
Carrefour SA (Retail)                                                       2,496          162,469
Credit Lyonnais SA (Banks -- Foreign)                                       2,300           89,596
Dassault Systemes SA (Computers)                                            1,000           76,910
France Telecom SA  (Telecommunications)                                     1,301          201,302
Lagardere S.C.A.  (Diversified Operations)                                  1,568          106,197
Legrand SA (Electronics)                                                      344           64,110
Pinault-Printemps-Redoute SA (Retail)                                         683          137,781
PSA Peugeot Citroen SA  (Automobile/Trucks)                                   637          131,802
Societe Television Francaise 1 (Media)                                        114           78,039
Sodexho Alliance SA  (Business Services -- Misc.)                             500          $74,910
STMicroelectronics NV (Electronics)                                           646          123,270
Suez Lyonnaise des Eaux SA  (Diversified
Operations)                                                                   600           94,092
Total Fina SA (Oil & Gas)                                                   2,002          303,761
Valeo SA (Automobile/Trucks)                                                2,300          127,547
Vivendi (Diversified Operations)                                            2,363          233,725
                                                                                      ------------
                                                                                         2,655,636
                                                                                      ------------
Germany (3.66%)
Allianz AG (Insurance)                                                        521          200,492
BASF AG (Chemicals)                                                         2,000           87,437
Bayerische Motoren Werke AG  (Automobile/Trucks)                                2               54
Deutsche Telekom AG  (Telecommunications)                                   1,769          114,809
Dresdner Bank AG (Banks -- Foreign)                                         2,800          115,336
SAP AG (Computers)                                                            326          152,925
Siemens AG (Diversified Operations)                                         1,865          276,362
                                                                                      ------------
                                                                                           947,415
                                                                                      ------------
Greece (0.28%)
Alpha Credit Bank SA (Banks -- Foreign)                                       400           22,031
Hellenic Telecommunications Organization  SA
(ADR) (Telecommunications)                                                  2,400           28,050
STET Hellas Telecommunications SA*  (ADR)
(Telecommunications)                                                        1,000           22,875
                                                                                      ------------
                                                                                            72,956
                                                                                      ------------
Hong Kong (3.21%)
Aeon Credit Service Co., Ltd. (Finance)                                    72,000           26,806
ASM Pacific Technology Ltd. (Electronics)                                  20,000           70,867
Cable & Wireless HKT Ltd.  (Telecommunications)                            28,325           66,911
Cheung Kong Holdings Ltd.  (Real Estate
Operations)                                                                15,000          179,094
Citic Pacific Ltd. (Diversified Operations)                                 7,000           32,173
Guoco Group Ltd. (Finance)                                                 12,000           27,962
Hongkong Electric Holdings Ltd. (Utilities)                                 4,000           12,504
Hongkong Land Holdings Ltd.  (Real Estate
Operations)                                                                10,000           15,200
HSBC Holdings Plc (Banks -- Foreign)                                        6,105           68,385
Hutchison Whampoa Ltd.  (Diversified Operations)                            8,000          116,058
JCG Holdings Ltd. (Finance)                                                87,000           45,236
Legend Holdings Ltd. (Computers)                                           24,000           27,731
Next Media Ltd.*  (Printing -- Commercial)                                136,000          $27,063
QPL International Holdings Ltd.*  (Electronics)                            40,000           56,488
Swire Pacific Ltd.  (Diversified Operations)                                4,500           25,420
Yuxing Infotech Holdings Ltd.*  (Computers)                                40,000           33,380
                                                                                      ------------
                                                                                           831,278
                                                                                      ------------
Hungary (0.09%)
Magyar Tavkozlesi Rt  (Telecommunications)                                  3,400           23,290
                                                                                      ------------
Indonesia (0.18%)
PT Gudang Garam Tbk (Tobacco)                                              14,000           22,152
PT Telekomunikasi Indonesia  (Telecommunications)                          54,000           23,582
                                                                                      ------------
                                                                                            45,734
                                                                                      ------------
Ireland (0.47%)
CRH Plc (Building)                                                          7,606          121,905
                                                                                      ------------
Israel (0.22%)
Bank Leumi Le-Israel***  (Banks -- Foreign)                                15,500           33,683
Partner Communications Co., Ltd.* (ADR)
(Telecommunications)                                                        2,100           22,444
                                                                                      ------------
                                                                                            56,127
                                                                                      ------------
Italy (4.92%)
ACEA SpA (Utilities)                                                        5,421           88,215
Assicurazioni Generali SpA (Insurance)                                      4,688          133,396
Banca Intesa SpA (Banks -- Foreign)                                        30,608          112,694
ENI SpA (Oil & Gas)                                                         9,500           47,241
Gruppo Editoriale L'Espresso (Media)                                        7,000           98,637
Holding Di Partecipazioni Industriali SpA*
(Diversified Operations)                                                   49,580           59,722
Riunione Adriatica di Sicurta SpA  (Insurance)                             13,058          133,430
San Paolo-IMI SpA (Banks -- Foreign)                                        7,000           98,001
Seat Pagine Gialle SpA (Media)                                             20,912           91,824
Tecnost SpA (Telecommunications)                                           24,452           85,805
Telecom Italia Mobile SpA  (Telecommunications)                            13,605          129,867
Telecom Italia SpA (Telecommunications)                                    13,899          194,335
                                                                                      ------------
                                                                                         1,273,167
                                                                                      ------------
Japan (24.68%)
Bank of Tokyo-Mitsubishi, Ltd.  (Banks --
Foreign)                                                                   13,000         $167,773
Daiwa House Industry Co., Ltd. (Building)                                   6,000           39,994
Fanuc Ltd. (Electronics)                                                    3,100          324,881
Fuji Heavy Industries Ltd.  (Automobile/Trucks)                            11,000           84,016
Fujitsu Ltd. (Computers)                                                    9,000          254,965
Fujitsu Systems Construction Ltd.
(Engineering/R&D Services)                                                  9,000           93,320
Ito-Yokado Co., Ltd. (Retail)                                               2,000          146,091
Japan Business Computer Co., Ltd.  (Computers)                              1,000           46,660
Marubeni Corp. (Diversified Operations)                                    65,000          188,353
Murata Manufacturing Co., Ltd.  (Electronics)                               1,000          194,417
NEC Corp. (Electronics)                                                    14,000          381,058
Nihon Unisys, Ltd. (Computers)                                              2,000           46,475
Nikko Securities Co., Ltd. (The)  (Broker
Services)                                                                  46,000          542,980
Nintendo Co., Ltd. (Leisure)                                                  700          116,650
Nippon Telegraph & Telephone Corp.
(Telecommunications)                                                           20          248,114
Nomura Securities Co., Ltd.  (Broker Services)                             17,000          428,089
NTT DoCoMo, Inc. (Telecommunications)                                          10          334,213
Orix Corp. (Leasing Companies)                                              1,560          222,702
Sakura Bank, Ltd.  (The) (Banks -- Foreign)                                39,000          273,684
Sekisui House, Ltd. (Building)                                             11,000          100,819
Seven-Eleven Japan Co., Ltd. (Retail)                                       2,000          246,262
Softbank Corp. (Computers)                                                    400           98,505
Softbank Corp. (New)* (Computers)                                             800          197,750
Sony Corp. (Electronics)                                                    4,100          471,055
Sony Corp. (New)* (Electronics)                                             5,100          590,196
Takeda Chemical Industries, Ltd.  (Medical)                                 6,000          394,945
Toyota Motor Corp. (Automobile/Trucks)                                      3,000          149,146
                                                                                      ------------
                                                                                         6,383,113
                                                                                      ------------
Mexico (0.54%)
Controladora Comercial Mexicana SA  de CV
(Retail)                                                                   35,000           36,823
Grupo Financiero Bancomer SA  de CV (Finance)                             115,000           51,328
Telefonos de Mexico SA (ADR)
(Telecommunications)                                                          860           50,579
                                                                                      ------------
                                                                                           138,730
                                                                                      ------------
Netherlands (5.54%)
AEGON NV (Insurance)                                                        1,000          $71,864
Akzo Nobel NV (Chemicals)                                                   2,823          115,565
ASM Lithography Holding NV*  (Computers)                                    3,690          144,247
Equant NV* (Computers)                                                        828           64,095
Fortis NV (Insurance)                                                       2,300           57,835
ING Groep NV (Banks -- Foreign)                                             1,684           91,886
Koninklijke Numico NV (Food)                                                2,054           76,372
Royal Dutch Petroleum Co. (Oil & Gas)                                       4,769          274,871
Royal Philips Electronics NV (Electronics)                                  5,412          241,427
United Pan-Europe Communications NV*  (Media)                               1,500           54,587
VNU NV (Media)                                                              2,747          146,966
Wolters Kluwer NV (Media)                                                   3,947           93,150
                                                                                      ------------
                                                                                         1,432,865
                                                                                      ------------
Norway (0.26%)
Tomra Systems ASA (Machinery)                                               3,284           67,817
                                                                                      ------------
Philippines (0.04%)
Manila Electric Co. (Utilities)                                             6,000           10,755
                                                                                      ------------
Portugal (0.24%)
PT Multimedia Servicos SGPS SA*
(Telecommunications)                                                          900           62,796
                                                                                      ------------
Russia (0.26%)
OAO Gazprom (ADR) (Oil & Gas)                                               3,400           22,270
OAO Lukoil Holding (ADR) (Oil & Gas)                                          740           44,607
                                                                                      ------------
                                                                                            66,877
                                                                                      ------------
Singapore (1.31%)
Chartered Semiconductor Manufacturing  Ltd.*
(Electronics)                                                               3,000           25,842
DBS Group Holdings Ltd.  (Banks -- Foreign)                                 4,000           55,084
Flextech Holdings Ltd. (Electronics)                                       26,000           22,092
MediaRing.com Ltd.*  (Telecommunications)                                  14,000            6,071
NatSteel Electronics Ltd. (Electronics)                                     4,000           22,971
NatSteel Ltd. (Steel)                                                       6,000           14,697
Overseas-Chinese Banking Corp. Ltd.  (Banks --
Foreign)                                                                    2,000           13,712
Overseas Union Bank Ltd.  (Banks -- Foreign)                                3,000           13,712
Pacific Century Regional Developments Ltd.*
(Real Estate Operations)                                                    7,000           58,248
Singapore Technologies Engineering Ltd.
(Engineering/R&D Services)                                                 59,000           82,977
Singapore Telecommunications, Ltd.
(Telecommunications)                                                       16,000          $23,065
                                                                                      ------------
                                                                                           338,471
                                                                                      ------------
South Africa (0.54%)
ABSA Group Ltd. (Banks -- Foreign)                                         15,500           54,863
Comparex Holdings Ltd.* (Computers)                                        21,000           31,436
DataTec Ltd.* (Computers)                                                   2,400           17,450
Rembrandt Group Ltd.  (Diversified Operations)                              4,700           36,460
                                                                                      ------------
                                                                                           140,209
                                                                                      ------------
South Korea (1.50%)
Hanaro Telecom, Inc.* (ADR)  (Telecommunications)                           1,700           13,388
Kookmin Bank (Banks -- Foreign)                                             1,590           17,193
Korea Telecom Corp.  (Telecommunications)                                     620           42,348
L.G. Chemical Ltd. (Chemicals)                                              1,010           23,208
Pohang Iron & Steel Co., Ltd. (Steel)                                         550           43,019
Samsung Electronics Co. (Electronics)                                         740          200,045
Shinhan Bank (Banks -- Foreign)                                             2,190           21,017
SK Corp. (Oil & Gas)                                                        1,410           26,618
                                                                                      ------------
                                                                                           386,836
                                                                                      ------------
Spain (4.03%)
Amadeus Global Travel Distribution SA*
(Transport)                                                                 8,800          108,801
Banco Bilbao Vizcaya Argentaria SA*  (Banks --
Foreign)                                                                   20,000          272,730
Banco Santander Central Hispano SA  (Banks --
Foreign)                                                                   11,081          115,546
Centros Comerciales Pryca SA (Retail)                                       2,177           26,342
Endesa SA (Utilities)                                                       3,500           76,364
Indra Sistemas SA (Computers)                                               2,413           57,079
NH Hoteles SA*  (Real Estate Operations)                                    5,768           64,760
Telefonica SA* (Telecommunications)                                        11,881          264,409
Terra Networks SA* (Computers)                                                895           55,328
                                                                                      ------------
                                                                                         1,041,359
                                                                                      ------------
Sweden (2.56%)
Ericsson (LM) Telefonaktiebolaget
(Telecommunications)                                                        5,575          495,569
Skandia Forsakrings AB (Insurance)                                          3,467          165,887
                                                                                      ------------
                                                                                           661,456
                                                                                      ------------
Switzerland (1.91%)
Adecco SA (Business Services -- Misc.)                                        154         $126,358
Novartis AG (Medical)                                                         144          201,152
Roche Holding AG (Medical)                                                     16          167,093
                                                                                      ------------
                                                                                           494,603
                                                                                      ------------
Taiwan (1.30%)
Advanced Semiconductor Engineering, Inc.*  (GDR)
(Electronics) (R)                                                           1,700           29,750
China Steel Corp. (GDR) (Steel)                                             4,000           55,500
Quanta Computer, Inc. (Computers)                                          10,000           77,790
Taiwan Semiconductor Manufacturing Co.,  Ltd.*
(Electronics)                                                              27,000          173,852
                                                                                      ------------
                                                                                           336,892
                                                                                      ------------
Thailand (0.23%)
BEC World Plc (Media)                                                       3,300           21,153
Golden Land Property Development Plc*  (Real
Estate Operations)                                                         36,000            7,377
Golden Land Property Development Plc*  (Real
Estate Operations)                                                         28,000            6,032
PTT Exploration & Production Plc  (Oil & Gas)                               5,000           25,351
                                                                                      ------------
                                                                                            59,913
                                                                                      ------------
Turkey (0.30%)
Dogan Yayin Holding AS*  (Diversified Operations)                         830,000           20,022
Vestel Elektronik Sanayi ve Ticaret AS
(Household)                                                                52,000           19,560
Yapi ve Kredi Bankasi AS  (Banks -- Foreign)                            1,220,000           38,908
                                                                                      ------------
                                                                                            78,490
                                                                                      ------------
United Kingdom (16.47%)
ARM Holdings Plc* (Electronics)                                            10,000          101,202
Baltimore Technologies Plc*  (Computers)                                      500           50,461
Barclays Plc (Banks -- Foreign)                                             6,636          169,754
BP Amoco Plc (Oil & Gas)                                                   64,469          556,580
British Telecommunications Plc
(Telecommunications)                                                       15,623          279,729
Cable & Wireless Plc  (Telecommunications)                                  5,389           89,442
Capita Group Plc  (Business Services -- Misc.)                              6,000          154,138
Centrica Plc (Utilities)                                                   39,382          141,027
CMG Plc (Computers)                                                         2,600          166,638
COLT Telecom Group Plc*  (Telecommunications)                               1,850          $82,234
Compass Group Plc (Food)                                                    9,574          137,883
Dixons Group Plc (Electronics)                                             11,152           45,144
EMAP Plc (Media)                                                            4,725           93,061
Glaxo Wellcome Plc (Medical)                                                2,352           72,690
Invensys Plc (Diversified Operations)                                      24,013          115,900
Lloyds TSB Group Plc (Banks -- Foreign)                                    11,637          113,601
Logica Plc (Computers)                                                      3,012           91,211
Marconi Plc (Telecommunications)                                           11,291          140,461
Misys Plc (Computers)                                                       4,702           53,954
Pearson Plc (Media)                                                         4,587          155,190
Prudential Plc (Insurance)                                                  6,500           99,684
Reckitt Benckiser Plc  (Soap & Cleaning
Preparations)                                                               8,000           82,300
Sage Group Plc (The) (Computers)                                            9,000          100,260
Scoot.com Plc*  (Business Services -- Misc.)                               29,396           77,806
SEMA Group Plc (Computers)                                                  6,378          102,977
Shell Transport & Trading Co. (Oil & Gas)                                  22,000          180,256
SmithKline Beecham Plc (Medical)                                            5,473           74,986
Telewest Communications Plc* (Media)                                       11,466           70,158
Vodafone AirTouch Plc  (Telecommunications)                               144,532          661,586
                                                                                      ------------
                                                                                         4,260,313
                                                                                      ------------
TOTAL COMMON STOCKS
(Cost $20,798,743)                                                        (93.79%)      24,259,593
                                                                        ---------     ------------
PREFERRED STOCKS
Germany (0.47%)
Fresenius AG (Medical)                                                        541          119,759
                                                                                      ------------
Italy (0.42%)
Telecom Italia SpA (Telecommunications)                                    17,388          109,546
                                                                                      ------------
TOTAL PREFERRED STOCKS
(Cost $213,215)                                                            (0.89%)         229,305
                                                                        ---------     ------------
WARRANTS
Germany (0.00%)
Muenchener Rueckversicherungs- Gesellschaft AG*
(Insurance)                                                                     5              382
                                                                                      ------------
TOTAL WARRANTS
(Cost $224)                                                                (0.00%)             382
                                                                        ---------     ------------
TOTAL COMMON AND PREFERRED STOCKS AND WARRANTS
(Cost $21,012,182)                                                        (94.68%)      24,489,280
                                                                        ---------     ------------

                                                           INTEREST      NUMBER OF        MARKET
ISSUER, DESCRIPTION                                          RATE         SHARES           VALUE
-------------------                                        --------     ----------    ------------
SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (3.65%)
Investment in a joint repurchase
agreement transaction with  SBC
Warburg, Inc. -- Dated  04-28-00, due
05-01-00 (Secured by U.S. Treasury
Bonds, 7.875%, due  08-15-17 thru
02-15-21) -- Note A                                          5.73%           $945         $945,000
                                                                                      ------------
Cash Equivalents (14.50%)
Navigator Securities Lending Prime
Portfolio**                                                                 3,751        3,751,481
                                                                                      ------------
TOTAL SHORT-TERM INVESTMENTS                                              (18.15%)       4,696,481
                                                                        ---------     ------------
TOTAL INVESTMENTS                                                        (112.83%)      29,185,761
                                                                        ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                                         (12.83%)      (3,318,746)
                                                                        ---------     ------------
TOTAL NET ASSETS                                                         (100.00%)     $25,867,015
                                                                        =========     ============

 * Non-income producing security.

 ** Represents investment of security lending collateral -- Note A.

*** This security having an aggregate value of $33,683 or 0.13% of the Fund's net assets, has been purchased as a forward commitment -- that is, the Fund has agreed on trade date, to take delivery of and to make payment for such security on a delayed basis subsequent to the date of this schedule. The Fund has instructed its Custodian Bank to segregate assets with a current value at least equal to the amount of the forward commitment. Accordingly, the market value of $41,197 of Vodafone
    AirTouch Plc has been segregated to cover the forward commitment.

(R) This security is exempt from registration under Rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $29,750 or 0.12% of net assets as of April 30, 2000.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.



Portfolio Concentration (Unaudited)
------------------------------------------------------------------------
The Fund primarily invests in securities issued by companies of other countries. The performance of the Fund is closely tied to the economic conditions within the countries in which it invests. The concentration of investments by country for individual securities held by the Fund is shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various industry groups. The table below shows the percentages of the Fund's investments at April 30, 2000 assigned to the various investment categories.

                                         MARKET VALUE
                                        OF SECURITIES
                                       AS A PERCENTAGE
                                           OF FUND'S
INVESTMENT CATEGORIES                     NET ASSETS
---------------------                     ----------
Automobile/Trucks                            1.90%
Banks -- Foreign                             8.35
Broker Services                              3.75
Building                                     1.73
Business Services -- Misc.                   1.68
Chemicals                                    0.88
Computers                                    7.88
Diversified Operations                       7.09
Electronics                                 12.14
Engineering/R&D Services                     0.68
Finance                                      0.66
Food                                         0.83
Household                                    0.08
Insurance                                    3.34
Leasing Companies                            0.86
Leisure                                      0.78
Machinery                                    0.26
Media                                        3.77
Medical                                      3.98
Metal                                        0.10
Oil & Gas                                    6.71
Printing                                     0.10
Real Estate                                  1.28
Retail                                       3.06
Soap and Cleaning Preparations               0.32
Steel                                        0.44
Telecommunications                          19.96
Tobacco                                      0.09
Transport                                    0.42
Utilities                                    1.56
Short-Term Investments                      18.15
                                          -------
TOTAL INVESTMENTS                          112.83%
                                          =======

See notes to financial statements.



NOTES TO FINANCIAL STATEMENTS

John Hancock Funds -- International Fund

(UNAUDITED)
NOTE A --
ACCOUNTING POLICIES

John Hancock Investment Trust III (the "Trust") is a diversified open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of four series: John Hancock International Fund (the "Fund"), John Hancock Global Fund, John
Hancock Large Cap Growth Fund and John Hancock Mid Cap Growth Fund. The other three series of the Trust are reported in separate financial statements. The investment objective of the Fund is long-term growth of capital through investment primarily in stocks of foreign companies.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan. Beginning May 1, 2000, all retail purchases of Class C shares will be assessed a 1.00% up-front sales charge.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Capital gains realized on some foreign securities are subject to foreign taxes and are accrued as applicable.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in unsecured lines of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund based on its borrowings. In addition, a commitment fee is charged based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity for the period ended April 30, 2000.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At April 30, 2000, the Fund loaned securities having a market value of $3,143,656 collateralized by cash in the amount of $3,751,481, which was invested in a short-term instrument.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

At April 30, 2000, open forward foreign currency exchange contracts were as follows:

                                                               UNREALIZED
                   PRINCIPAL AMOUNT          EXPIRATION       APPRECIATION/
CURRENCY         COVERED BY CONTRACT            DATE         (DEPRECIATION)
--------         -------------------         ----------       ------------
BUYS
Euro Currency          221,107                 May 00            ($6,611)
Pound Sterling          44,096                 May 00             (1,105)
                                                                 -------
                                                                 ($7,716)
                                                                 =======
SELLS
Pound Sterling          68,555                 May 00             $1,717
Singapore Dollar        18,908                 May 00                (16)
                                                                 -------
                                                                  $1,701
                                                                 =======

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

On December 1, 1999 Fund shareholders approved a sub-advisory contract with Indocam International Investment Services ("IIIS") to be effective January 1, 2000. Under this contract IIIS acts as co-subadviser with the Fund's original subadviser, John Hancock Advisers International Limited ("JHAI"), subject to the review of the Trustees and overall supervision of the Adviser. Both JHAI and IIIS provide the Fund with investment management services and advice. As of March 1, 2000 the Adviser terminated its contract with JHAI so that currently IIIS is the Fund's sole subadviser.

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 1.00% of the first $250,000,000 of the Fund's average daily net asset value, (b) 0.80% of the next $250,000,000, (c) 0.75% of the next $250,000,000 and
(d) 0.625% of the Fund's average daily net asset value in excess of $750,000,000. The Adviser paid the JHAI a fee equivalent, on an annual basis, to the sum of (a) 0.70% of the first $200,000,000 of the Fund's average daily net asset value and (b) 0.6375% of the Fund's average daily net asset value in excess of $200,000,000. JHAI waived all but 0.05% of its fee from January 1, 2000 through February 29, 2000. Since January 1, 2000, the Adviser has paid IIIS 55% of its management fee.

The Adviser has agreed to limit Fund expenses, including the management fee (but not including the transfer agent fee and the 12b-1 fee), to 0.90% of the Fund's average daily net assets. Accordingly, the reduction in the Adviser's fee amounted to $158,760 for the period ended April 30, 2000. The Adviser reserves the right to terminate this limitation in the future. The Fund is not responsible for the payment of the sub-advisers' fees.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended April 30, 2000, net sales charges received with regard to sales of Class A shares amounted to $32,396. Out of this amount, $4,152 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $16,848 was paid as sales commissions to unrelated broker-dealers and $11,396 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended April 30, 2000, contingent deferred sales charges paid to JH Funds amounted to $8,802.

Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class C shares. For the period ended April 30, 2000, contingent deferred sales charges paid to JH Funds amounted to $10.

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average net assets, to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock
Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Stephen L. Brown, Ms. Maureen R. Ford and Mr. Richard S.
Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended April 30, 2000, aggregated $19,889,410 and $12,616,913, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended April 30, 2000.

The cost of investments owned at April 30, 2000 (including short-term investments) for federal income tax purposes was $25,806,493. Gross unrealized appreciation and depreciation of investments aggregated $5,459,335 and $2,080,067, respectively, resulting in net unrealized appreciation of $3,379,268.

SHAREHOLDER MEETING

On December 1, 1999 the shareholders of John Hancock International Fund approved a sub-advisory contract between the Adviser and Indocam International Investment Services (746,002 FOR; 33,726 AGAINST; 70,766 ABSTAINING).



A 1/2" by 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A Global Investment Management Firm."

101 Huntington Avenue, Boston, MA 02199-7603
1-800-225-5291 1-800-554-6713 (TDD)
Internet: www.jhfunds.com

Bulk Rate
U.S. Postage
PAID
Randolph, MA
Permit No. 75

This report is for the information of shareholders of the John Hancock International Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

A recycled logo in lower left hand corner with the caption "Printed on Recycled Paper."

400SA  4/00
       6/00